UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7435

Legg Mason Partners Lifestyle Series, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004
(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: January 31

Date of reporting period: January 31, 2007

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

JANUARY 31, 2007

Legg Mason Partners

Lifestyle Series, Inc.

Legg Mason Partners Lifestyle Allocation 100%

Legg Mason Partners Lifestyle Allocation 85%

Legg Mason Partners Lifestyle Allocation 70%

Legg Mason Partners Lifestyle Allocation 50%

Legg Mason Partners Lifestyle Allocation 30%

Legg Mason Partners Lifestyle Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Lifestyle Series, Inc.

Annual Report  •  January 31, 2007

What’s Inside

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

U.S. economic growth was mixed during the 12-month reporting period. After gross domestic product (“GDP”)i increased 1.7% in the fourth quarter of 2005, the economy then rebounded sharply in the first quarter of 2006. Over this period, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter of 2006, GDP growth was 2.6% and it further moderated to 2.0% in the third quarter. The economy then strengthened somewhat in the fourth quarter due, in part, to increased consumer spending. Over this time, the preliminary estimate for GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next five meetings. In its statement accompanying the January 2007 meeting, the Fed stated, “Recent indicators have suggested somewhat firmer economic growth, and some tentative signs of stabilization have appeared in the housing market. Readings on core inflation have improved modestly in recent months, and inflation pressures seem likely to moderate over time.”

After treading water during the first half of 2006, stocks rallied sharply and generated strong results during the second half of the reporting period. Early in 2006, continued Fed rate hikes, record high oil prices and uncertainty about the economy dragged down the stock market. However, oil prices then retreated, the economy began to weaken and the Fed held rates steady. These factors, combined with continued strong corporate profits, propelled the market higher. All told, the S&P 500 Indexiv returned 14.53% during the 12 months ended January 31, 2007.

During the reporting period, short- and long-term Treasury yields experienced periods of significant volatility. After peaking in late June 2006 — with two- and 10-year Treasuries hitting 5.29% and 5.25%, respectively — rates fell sharply as the Fed paused from its tightening cycle. However, toward the end of the reporting period, yields again moved higher on the

Legg Mason Partners Lifestyle Series, Inc.        I

back of strong employment data and expectations that the Fed would not be lowering short-term interest rates in the near future. Overall, during the 12 months ended January 31, 2007, two-year Treasury yields moved from 4.54% to 4.94%. Over the same period, 10-year Treasury yields rose from 4.53% to 4.83%. Looking at the 12-month period as a whole, the overall bond market, as measured by the Lehman Brothers U.S. Aggregate Indexv, returned 4.28%.

Please read on for a more detailed look at prevailing economic and market conditions during the Funds’ fiscal year and to learn how those conditions have affected each Fund’s performance.

Special Shareholder Notices

Legg Mason Partners Lifestyle Allocation 100%

The Board of Directors of Lifestyle Series has approved a new subadviser for this Fund. Effective April 16, 2007, Legg Mason Global Asset Allocation, LLC (“LMGAA”) will become the Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Fund will remain the same immediately prior to and immediately after the date of this change. LMGAA is a wholly-owned subsidiary of Legg Mason, Inc.

Effective January 24, 2007, in addition to investing primarily in shares of other mutual funds, the Fund may also invest directly in the types of securities held by the underlying funds; enter into futures contracts and may invest in shares of a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index (“exchange traded funds”).

Legg Mason Partners Lifestyle Allocation 85%

Legg Mason Partners Lifestyle Allocation 70%

Legg Mason Partners Lifestyle Allocation 50%

Legg Mason Partners Lifestyle Allocation 30%

Legg Mason Partners Lifestyle Income Fund

The Board of Directors of the Legg Mason Partners Lifestyle Series, Inc. (“Lifestyle Series”) approved certain changes in the underlying funds in which each of the Funds invests. These changes were implemented by the portfolio manager gradually as market conditions warranted, and were completed as of the end of the reporting period. Each Fund can now invest in a broader range of Legg Mason affiliated funds. Effective January 24, 2007, in addition to investing primarily in shares of other mutual funds, each Fund may also invest directly in the types of securities held by the

II       Legg Mason Partners Lifestyle Series, Inc.

underlying funds; enter into futures contracts and may invest in shares of a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index (“exchange traded funds”).

The Board has also approved a new subadviser for each Fund. Effective April 16, 2007, Legg Mason Global Asset Allocation, LLC (“LMGAA”) will become each Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of each Fund will remain the same immediately prior to and immediately after the date of this change. LMGAA is a wholly-owned subsidiary of Legg Mason, Inc.

Certain changes regarding share class pricing and related matters were implemented on November 29, 2006. Please consult the Funds’ current prospectus for more information.

Information About Your Funds

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Funds’ manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Funds’ response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Funds are not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect each Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 25, 2007

Legg Mason Partners Lifestyle Series, Inc.       III

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

IV       Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Lifestyle Allocation 100%

Target Asset Allocation

The Legg Mason Partners Lifestyle Allocation 100% seeks capital appreciation by investing 100% of its assets in underlying funds that invest principally in equity securities, but there may be times when the manager chooses to invest up to 10% in funds that invest principally in fixed income securities.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Legg Mason Partners Lifestyle Allocation 100%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment ranges of the Fund may be changed, from time to time, upon the approval of the Board of Directors of the Lifestyle Series.

Fund Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A.    The U.S. economy started the period strongly, growing at a 5.6%i annual rate in the first calendar quarter of 2006. But the delayed effects of rising short-term interest rates and the slowdown in the housing market took their toll on the economy as the year progressed. The economy slowed to a 2.6% growth rate in the second quarter, followed by growth of just 2.0% and 2.2% in the final quarters of the year. Headline inflation was volatile during the period. It began at an annual rate of 4.0%, then fell and rose several times before ending the period at 2.1%. Core inflation was less volatile, but exhibited an upward trend, rising from 2.1% at the start of the period to 2.7% at the end. The Federal Reserve Board (“Fed”)ii boosted its target federal funds rateiii from 4.75% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the reporting period.

After a weak first half, the U.S. stock market rallied sharply and generated strong returns for the one-year period ended January 31, 2007. The stock market’s early woes were due to a variety of factors. These included the Fed continuing to raise short-term interest rates, high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates, and corporate profits continued to surprise on the upside. For the year as a whole, the S&P 500 Indexiv returned 14.53%. The market’s gains were broad in scope as all 10 sectors in the S&P 500 Index posted positive returns during the fiscal year.

Performance Review

This section normally illustrates how the Fund performed during the reporting period, along with a broad-based comparative market benchmark for reference. Performance information for the Fund is not presented as the Fund did not commence operations until December 29, 2006.

Thank you for your investment in the Legg Mason Partners Lifestyle Allocation 100%. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

ClearBridge Advisors, LLC

March 23, 2007

RISKS: Keep in mind, foreign stocks are subject to certain risks not associated with domestic investing, including currency fluctuations and changes in political and economic conditions; these risks are magnified in emerging markets. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. Investments in high yield securities involve risks beyond those inherent in solely higher rated investments. To the extent the Fund invests in fixed income mutual funds, as interest rates rise, bond prices fall, reducing the value of the Fund’s share price. There are additional risks and other expenses associated with investing in other mutual funds rather than directly in portfolio securities. Certain of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Source: The Commerce Department, 12/06.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       1

Fund at a Glance (unaudited)

Legg Mason Partners Lifestyle Allocation 100% Breakdown (as of 1/31/07)1

2       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Fund Performance

Legg Mason Partners Lifestyle Allocation 100%

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Inception* through 1/31/07	0.88%	0.88%	0.88%

	With Sales Charges(3)
	Class A	Class B	Class C
Inception* through 1/31/07	(4.96)%	(4.12)%	(0.12)%

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (Inception* through 1/31/07)	0.88%

Class B (Inception* through 1/31/07)	0.88

Class C (Inception* through 1/31/07)	0.88

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, B and C shares is December 29, 2006.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       3

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2006 and held for the six months ended January 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Lifestyle Allocation 100%	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)	Expenses Paid During the Period(4)
Class A(5)	0.88%	$1,000.00	$1,008.80	0.80%	$0.64

Class B(5)	0.88	1,000.00	1,008.80	1.55	1.24

Class C(5)	0.88	1,000.00	1,008.80	1.55	1.24

(1)	For the six months ended January 31, 2007, unless otherwise noted.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Does not include expenses of the Underlying Funds in which the Fund invests.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(5)	For the period December 29, 2006 to January 31, 2007.

4       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Lifestyle Allocation 100%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)	Expenses Paid During the Period(3)
Class A(4)	5.00%	$1,000.00	$1,003.34	0.80%	$0.64

Class B(4)	5.00	1,000.00	1,002.74	1.55	1.23

Class C(4)	5.00	1,000.00	1,002.74	1.55	1.23

(1)	For the six months ended January 31, 2007, unless otherwise noted.

(2)	Does not include expenses of the Underlying Funds in which the Fund invests.

(3)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

(4)	For the period December 29, 2006 to January 31, 2007.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       5

Legg Mason Partners Lifestyle Allocation 85%

Target Asset Allocation

The Legg Mason Partners Lifestyle Allocation 85% seeks capital appreciation by investing 85% of its assets in underlying funds that invest principally in equity securities and 15% in funds that invest principally in fixed-income securities.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Legg Mason Partners Lifestyle Allocation 85%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment ranges of the Fund may be changed, from time to time, upon the approval of the Board of Directors of the Lifestyle Series.

Fund Overview

Special Shareholder Notices

Effective December 29, 2006, the Legg Mason Partners Lifestyle Allocation 85% compares its performance against an additional benchmark, the Lifestyle Allocation 85% Composite Benchmarki, which is a hypothetical representation of the performance of the Fund’s major asset classes.

Prior to December 29, 2006, the Fund was known as Legg Mason Partners Lifestyle High Growth Fund. Prior to April 7, 2006, the Fund was known as Smith Barney Allocation Series Inc. — High Growth Portfolio.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.    The U.S. economy started the period strongly, growing at a 5.6%ii annual rate in the first calendar quarter of 2006. But the delayed effects of rising short-term interest rates and the slowdown in the housing market took their toll on the economy as the year progressed. The economy slowed to a 2.6% growth rate in the second quarter, followed by growth of just 2.0% and 2.2% in the final quarters of the year. Headline inflation was volatile during the period. It began at an annual rate of 4.0%, then fell and rose several times before ending the period at 2.1%. Core inflation was less volatile, but exhibited an upward trend, rising from 2.1% at the start of the period to 2.7% at the end. The Federal Reserve Board (“Fed”)iii boosted its target federal funds rateiv from 4.75% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the reporting period.

After a weak first half, the U.S. stock market rallied sharply and generated strong returns for the one-year period ended January 31, 2007. The stock market’s early woes were due to a variety of factors. These included the Fed continuing to raise short-term interest rates, high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates, and corporate profits continued to surprise on the upside. For the year as a whole, the S&P 500 Indexv returned 14.53%. The market’s gains were broad in scope as all 10 sectors in the S&P 500 Index posted positive returns during the fiscal year.

Turning to the bond market, the Treasury yield curvevi flattened over the reporting period, as the difference between short- and long-term yields narrowed. Throughout much of the fiscal year, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. This anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.vii

Performance Review

For the 12 months ended January 31, 2007, Class A shares of the Legg Mason Partners Lifestyle Allocation 85%, excluding sales charges, returned 7.82%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Indexviii, the Russell 3000 Indexix and the Lifestyle Allocation 85% Composite Benchmark, returned 4.28%, 14.11% and 13.54%, respectively, for the same period. The Fund’s former benchmarks, the S&P 500 Index, the Russell 2000 Indexx, the MSCI EAFE Indexxi and the Citigroup High Yield Market Indexxii, returned 14.53%, 10.44%, 19.84% and 11.15%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 increased 10.24% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2007, including reinvestment of distributions, including returns of capital, if any, calculated among the 603 funds in the Fund’s Lipper category, and excluding sales charges.

6       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Performance Snapshot as of January 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months

Lifestyle Allocation 85% — Class A Shares	12.13%	7.82%

Lehman Brothers U.S. Aggregate Index	3.65%	4.28%

Russell 3000 Index	14.33%	14.11%

Lifestyle Allocation 85% Composite Benchmark	13.04%	13.54%

S&P 500	13.76%	14.53%

Russell 2000 Index	14.95%	10.44%

MSCI EAFE Index	14.33%	19.84%

Citigroup High Yield Market Index	8.59%	11.15%

Lipper Mixed-Asset Target Allocation Growth Funds Category Average	10.25%	10.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B and Class C shares returned 11.74% and 11.86%, respectively, over the six months ended January 31, 2007. Excluding sales charges, Class B and Class C shares returned 7.05% and 7.20%, respectively, over the 12-months ended January 31, 2007.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 623 funds for the six-month period and among the 603 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the reporting period, the return of the equity portion of the Fund was enhanced by the Fund’s approximate 25% allocation to the Legg Mason Partners Large Cap Value Fund. The Fund’s fixed income exposure included an approximate 10% allocation to the underlying Legg Mason Partners Core Plus Bond Fund Inc. The underlying Legg Mason Partners Core Plus Bond Fund Inc.’s overweight to the mortgage-backed sector and its exposure to high yield and emerging market debt sectors were contributors to performance.

What were the leading detractors from performance?

A. During the reporting period, the return of the equity portion of the Fund was restrained by the Fund’s approximate 25% allocation to the Legg Mason Partners Aggressive Growth Fund and the Fund’s approximate 30% allocation to the Legg Mason Partners Large Cap Growth Fund.

In the fixed income portion of the Fund, the Legg Mason Partners Core Plus Bond Fund Inc.’s underweight to investment grade corporate bonds detracted from performance as this sector outperformed the broader market. The Lehman Brothers U.S. Corporate Investment Grade Indexxiii returned 4.53% over the reporting period compared to the broader Lehman Brothers U.S. Aggregate Index which returned 4.28%.

Q. Were there any significant changes to the Fund during the period?

A. During the period, we implemented changes to the Fund’s investment strategy in the underlying funds in which the Fund invests. The changes were implemented gradually as market conditions warranted and were completed as of the end of the reporting period. The Fund’s Target Allocation is 85% in underlying funds that invest principally in equity securities and 15% in funds that invest principally in fixed-income securities.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       7

Thank you for your investment in the Legg Mason Partners Lifestyle Allocation 85%. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

ClearBridge Advisors, LLC

March 23, 2007

RISKS: Foreign securities are subject to certain risks of overseas investing including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High yield bonds involve greater credit and liquidity risks than investment grade bonds. There are additional risks and other expenses associated with investing in other mutual funds rather than directly in portfolio securities. Certain underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Lehman Brothers U.S. Aggregate Index, 5% Lehman Brothers U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (“MSCI EAFE”) is a broad-based unmanaged index of foreign stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are publicly-registered, taxable, and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.

ii	Source: The Commerce Department, 12/06.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	Source: The Wall Street Journal, 1/07.

viii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

[x]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

xi	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

xii	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

xiii

The Lehman Brothers U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued US Corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

8       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Lifestyle Allocation 85% Breakdown (as of 1/31/07)1

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       9

Fund Performance

Legg Mason Partners Lifestyle Allocation 85%

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 1/31/07	7.82%	7.05%	7.20%

Five Years Ended 1/31/07	6.44	5.64	5.83

Ten Years Ended 1/31/07	5.69	4.91	4.99

Inception* through 1/31/07	6.17	5.36	5.44

	With Sales Charges(3)
	Class A(4)	Class B	Class C
Twelve Months Ended 1/31/07	1.60%	2.05%	6.20%

Five Years Ended 1/31/07	5.19	5.48	5.83

Ten Years Ended 1/31/07	5.07	4.91	4.99

Inception* through 1/31/07	5.60	5.36	5.44

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (1/31/97 through 1/31/07)	73.95%

Class B (1/31/97 through 1/31/07)	61.42

Class C (1/31/97 through 1/31/07)	62.70

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(4)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Inception date for Class A, B and C shares is February 5, 1996.

10       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Lifestyle Allocation 85% vs. Benchmark Indexes†‡ (January 1997 — January 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on January 31, 1997 assuming deduction of the maximum 5.75% sales charges at the time of investment for Class A shares . It also assumes reinvestment of all distributions, including returns of capital, if any, through January 31, 2007. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Russell 2000 Index is a capitalization weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Morgan Stanley Capital International (“MSCI”) EAFE Index consists of the equity total returns for Europe, Australasia and the Far East. The Citigroup High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization. The Lifestyle Allocation 85% Composite Benchmark is a hypothetical representation of the performance of the fund’s major asset classes. It consists of 45% Russell 1000 Index, 20% Russell 2000 Index, 20% MSCI EAFE Index, 10% Lehman Brothers U.S. Aggregate Index, 5% Lehman Brothers U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. MSCI EAFE is a broad-based unmanaged index of foreign stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are publicly-registered, taxable, and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt. These Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       11

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2006 and held for the six months ended January 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Lifestyle Allocation 85%	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)(4)	Expenses Paid During the Period(5)
Class A	12.13%	$1,000.00	$1,121.30	0.80%	$4.28

Class B	11.74	1,000.00	1,117.40	1.36	7.26

Class C	11.86	1,000.00	1,118.60	1.18	6.30

(1)	For the six months ended January 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)	Does not include expenses of the Underlying Funds in which the Fund invests.

(5)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

12       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Lifestyle Allocation 85%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)(3)	Expenses Paid During the Period(4)
Class A	5.00%	$1,000.00	$1,021.17	0.80%	$4.08

Class B	5.00	1,000.00	1,018.35	1.36	6.92

Class C	5.00	1,000.00	1,019.26	1.18	6.01

(1)	For the six months ended January 31, 2007.

(2)	Does not include expenses of the Underlying Funds in which the Fund invests.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       13

Legg Mason Partners Lifestyle Allocation 70%

Target Asset Allocation

The Legg Mason Partners Lifestyle Allocation 70% seeks long-term growth of capital by investing 70% of its assets in underlying funds that invest principally in equity securities and 30% in funds that invest principally in fixed-income securities.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Legg Mason Partners Lifestyle Allocation 70%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment ranges of the Fund may be changed, from time to time, upon the approval of the Board of Directors of the Lifestyle Series.

Fund Overview

Special Shareholder Notices

Effective December 29, 2006, the Legg Mason Partners Lifestyle Allocation 70% compares its performance against an additional benchmark, the Lifestyle Allocation 70% Composite Benchmarki, which is a hypothetical representation of the performance of the Fund’s major asset classes.

Prior to December 29, 2006, the Fund was known as Legg Mason Partners Lifestyle Growth Fund. Prior to April 7, 2006, the Fund was known as Smith Barney Allocation Series Inc. — Growth Portfolio.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.    The U.S. economy started the period strongly, growing at a 5.6%ii annual rate in the first calendar quarter of 2006. But the delayed effects of rising short-term interest rates and the slowdown in the housing market took their toll on the economy as the year progressed. The economy slowed to a 2.6% growth rate in the second quarter, followed by growth of just 2.0% and 2.2% in the final quarters of the year. Headline inflation was volatile during the period. It began at an annual rate of 4.0%, then fell and rose several times before ending the period at 2.1%. Core inflation was less volatile, but exhibited an upward trend, rising from 2.1% at the start of the period to 2.7% at the end. The Federal Reserve Board (“Fed”)iii boosted its target federal funds rateiv from 4.75% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the reporting period.

After a weak first half, the U.S. stock market rallied sharply and generated strong returns for the one-year period ended January 31, 2007. The stock market’s early woes were due to a variety of factors. These included the Fed continuing to raise short-term interest rates, high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates, and corporate profits continued to surprise on the upside. For the year as a whole, the S&P 500 Indexv returned 14.53%. The market’s gains were broad in scope as all 10 sectors in the S&P 500 Index posted positive returns during the fiscal year.

Turning to the bond market, the Treasury yield curvevi flattened over the reporting period, as the difference between short- and long-term yields narrowed. Throughout much of the fiscal year, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. This anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.vii

Performance Review

For the 12 months ended January 31, 2007, Class A shares of the Legg Mason Partners Lifestyle Allocation 70%, excluding sales charges, returned 7.77%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Indexviii, the Russell 3000 Indexix and the Lifestyle Allocation 70% Composite Benchmark, returned 4.28%, 14.11% and 11.92%, respectively, for the same period. The Fund’s former benchmarks, the S&P 500 Index, the Russell 2000 Indexx, the MSCI EAFE Indexxi and the Lehman Brothers Government/Credit Bond Indexxii, returned 14.53%, 10.44%, 19.84% and 3.88%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Growth Funds Category Average1 increased 10.24% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2007, including the reinvestment of distributions, including returns of capital, if any, calculated among the 603 funds in the Fund’s Lipper category and excluding sales charges.

14       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Performance Snapshot as of January 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months

Lifestyle Allocation 70% — Class A Shares	10.67%	7.77%

Lehman Brothers U.S. Aggregate Index	3.65%	4.28%

Russell 3000 Index	14.33%	14.11%

Lifestyle Allocation 70% Composite Benchmark	11.36%	11.92%

S&P 500 Index	13.76%	14.53%

Russell 2000 Index	14.95%	10.44%

MSCI EAFE Index	14.33%	19.84%

Lehman Brothers Government/Credit Bond Index	3.55%	3.88%

Lipper Mixed-Asset Target Allocation Growth Funds Category Average	10.25%	10.24%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B and Class C shares returned 10.15% and 10.38%, respectively, over the six months ended January 31, 2007. Excluding sales charges, Class B and Class C shares returned 6.92% and 7.15%, respectively, over the 12-months ended January 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 623 funds for the six-month period and among the 603 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the reporting period, the return of the equity portion of the Fund was enhanced by the Fund’s approximate 25% allocation to the Legg Mason Partners Large Cap Value Fund. The Fund’s fixed income exposure included an approximate 30% allocation to the underlying Legg Mason Partners Core Plus Bond Fund, Inc. The underlying Legg Mason Partners Core Plus Bond Fund Inc.’s overweight to the mortgage-backed sector and its exposure to high yield and emerging market debt sectors were contributors to performance.

What were the leading detractors from performance?

A. During the period, the Fund’s returns were restrained by the approximate 25% allocation to the Legg Mason Partners Large Cap Growth Fund and the approximate 10% allocation to the Legg Mason Partners Aggressive Growth Fund.

In the fixed income portion of the Fund, the Legg Mason Partners Core Plus Bond Fund Inc.’s underweight to investment grade corporate bonds detracted from performance as this sector outperformed the broader market. The Lehman Brothers U.S. Corporate Investment Grade Indexxiii returned 4.53% over the reporting period compared to the broader Lehman Brothers U.S. Aggregate Index which returned 4.28%.

Q. Were there any significant changes to the Fund during the period?

A. During the period, we implemented changes to the Fund’s investment strategy in the underlying funds in which the Fund invests. The changes were implemented gradually as market conditions warranted, and were completed as of the end of the reporting period. The Fund’s Target Allocation is 70% in underlying funds that invest principally in equity securities and 30% in funds that invest principally in fixed-income securities.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       15

Thank you for your investment in the Legg Mason Partners Lifestyle Allocation 70%. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund's investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

ClearBridge Advisors, LLC

March 23, 2007

RISKS: Keep in mind, foreign stocks are subject to certain risks not associated with domestic investing, including currency fluctuations and changes in political and economic conditions; these risks are heightened for investments in emerging markets. Small- and mid-cap stocks often experience sharper price fluctuations than stocks of large-cap companies. High-yield securities are lower-rated issues and inherently more risky than higher-rated securities. As interest rates rise, bond prices fall, reducing the value of the Fund. There are additional risks and other expenses associated with investing in other mutual funds rather than directly in portfolio securities. Certain of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Lehman Brothers U.S. Aggregate Index, 5% Lehman Brothers U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (“MSCI EAFE”) is a broad-based unmanaged index of foreign stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are publicly-registered, taxable, and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.

ii	Source: The Commerce Department, 12/06.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	Source: The Wall Street Journal, 1/07.

viii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

[x]

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

xi	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

xii	The Lehman Brothers Government/Credit Bond Index is a broad- based bond index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

xiii

The Lehman Brothers U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued US Corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

16       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Lifestyle Allocation 70% Breakdown (as of 1/31/07)1

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       17

Fund Performance

Legg Mason Partners Lifestyle Allocation 70%

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 1/31/07	7.77%	6.92%	7.15%

Five Years Ended 1/31/07	5.80	5.00	5.14

Ten Years Ended 1/31/07	5.31	4.33	4.42

Inception* through 1/31/07	5.66	4.87	4.95

	With Sales Charges(3)
	Class A(4)	Class B	Class C
Twelve Months Ended 1/31/07	1.54%	1.92%	6.15%

Five Years Ended 1/31/07	4.56	4.83	5.14

Ten Years Ended 1/31/07	4.51	4.33	4.42

Inception* through 1/31/07	5.09	4.87	4.95

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (1/31/97 through 1/31/07)	55.44%

Class B (1/31/97 through 1/31/07)	52.83

Class C (1/31/97 through 1/31/07)	54.18

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(4)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Inception date for Class A, B and C shares is February 5, 1996.

18       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Lifestyle Allocation 70% vs. Benchmark Indexes† (January 1997 — January 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on January 31, 1997 (commencement of operations), assuming deduction of the maximum 5.75% sales charges at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, through January 31, 2007. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Russell 2000 Index is a capitalization-weighted total return index which is comprised of 2,000 of some of the smaller-capitalized U.S.-domiciled companies whose common stock is traded in the United States on the New York Stock Exchange, American Stock Exchange and NASDAQ. The Morgan Stanley Capital International (“MSCI”) EAFE Index is a composite index that consists of equity total returns for Europe, Australasia and the Far East. The Lehman Brothers Government/Credit Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market. The Lifestyle Allocation 70% Composite Benchmark is a hypothetical representation of the performance of the fund’s major asset classes. It consists of 40% Russell 1000 Index, 15% Russell 2000 Index, 15% MSCI EAFE Index, 25% Lehman Brothers U.S. Aggregate Index, 5% Lehman Brothers U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The MSCI EAFE is a broad-based unmanaged index of foreign stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are publicly-registered, taxable, and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt. The Indexes are unmanaged and are not subject to the same management and trading expenses of a mutual fund. Please note that an investor cannot invest directly in an index.

*	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       19

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2006 and held for the six months ended January 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Lifestyle Allocation 70%	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)(4)	Expenses Paid During the Period(5)
Class A	10.67%	$1,000.00	$1,106.70	0.77%	$4.09

Class B	10.15	1,000.00	1,101.50	1.33	7.04

Class C	10.38	1,000.00	1,103.80	1.21	6.42

(1)	For the six months ended January 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Does not include expenses of the Underlying Funds in which the Fund invests.

(4)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(5)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

20       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Lifestyle Allocation 70%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)(3)	Expenses Paid During the Period(4)
Class A	5.00%	$1,000.00	$1,021.32	0.77%	$3.92

Class B	5.00	1,000.00	1,018.50	1.33	6.77

Class C	5.00	1,000.00	1,019.11	1.21	6.16

(1)	For the six months ended January 31, 2007.

(2)	Does not include expenses of the Underlying Funds in which the Fund invests.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       21

Legg Mason Partners Lifestyle Allocation 50%

Target Asset Allocation

The Legg Mason Partners Lifestyle Allocation 50% seeks a balance of growth of capital and income by investing 50% of its assets in underlying funds that invest principally in equity securities and 50% in funds that invest principally in fixed-income securities.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Legg Mason Partners Lifestyle Allocation 50%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment ranges of the Fund may be changed, from time to time, upon the approval of the Board of Directors of the Lifestyle Series.

Fund Overview

Special Shareholder Notices

Effective December 29, 2006, the Legg Mason Partners Lifestyle Allocation 50% compares its performance against an additional benchmark, the Lifestyle Allocation 50% Composite Benchmarki, which is a hypothetical representation of the performance of the Fund’s major asset classes.

Prior to December 29, 2006, the Fund was known as Legg Mason Partners Lifestyle Balanced Fund. Prior to April 7, 2006, the Fund was known as Smith Barney Allocation Series Inc. — Balanced Portfolio.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.    The U.S. economy started the period strongly, growing at a 5.6%ii annual rate in the first calendar quarter of 2006. But the delayed effects of rising short-term interest rates and the slowdown in the housing market took their toll on the economy as the year progressed. The economy slowed to a 2.6% growth rate in the second quarter, followed by growth of just 2.0% and 2.2% in the final quarters of the year. Headline inflation was volatile during the period. It began at an annual rate of 4.0%, then fell and rose several times before ending the period at 2.1%. Core inflation was less volatile, but exhibited an upward trend, rising from 2.1% at the start of the period to 2.7% at the end. The Federal Reserve Board (“Fed”)iii boosted its target federal funds rateiv from 4.75% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the reporting period.

After a weak first half, the U.S. stock market rallied sharply and generated strong returns for the one-year period ended January 31, 2007. The stock market’s early woes were due to a variety of factors. These included the Fed continuing to raise short-term interest rates, high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates, and corporate profits continued to surprise on the upside. For the year as a whole, the S&P 500 Indexv returned 14.53%. The market’s gains were broad in scope as all 10 sectors in the S&P 500 Index posted positive returns during the fiscal year.

Turning to the bond market, the Treasury yield curvevi flattened over the reporting period, as the difference between short- and long-term yields narrowed. Throughout much of the fiscal year, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. This anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.vii

Performance Review

For the 12 months ended January 31, 2007, Class A shares of the Legg Mason Partners Lifestyle Allocation 50%, excluding sales charges, returned 7.85%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Indexviii, the Russell 1000 Indexix and the Lifestyle Allocation 50% Composite Benchmark, returned 4.28%, 14.48% and 9.85%, respectively, for the same period. The Fund’s former benchmarks, the S&P 500 Index, the Citigroup One-Year U.S. Treasury Bill Indexx, the Citigroup World Government Bond Indexxi and the Lehman Brothers Government/Credit Bond Indexxii, returned 14.53%, 4.37%, 3.34% and 3.88%, respectively, for the same period. The Lipper Mixed-Asset Target Allocation Moderate Funds Category Average1 increased 9.51% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2007, including reinvestment of distributions, including returns of capital, if any, calculated among the 426 funds in the Fund’s Lipper category, and excluding sales charges.

22       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Performance Snapshot as of January 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months

Lifestyle Allocation 50% — Class A Shares	9.00%	7.85%

Lehman Brothers U.S. Aggregate Index	3.65%	4.28%

Russell 1000 Index	14.28%	14.48%

Lifestyle Allocation 50% Composite Benchmark	9.29%	9.85%

S&P 500 Index	13.76%	14.53%

Citigroup One-Year U.S. Treasury Bill Index	2.42%	4.37%

Citigroup World Government Bond Index	1.06%	3.34%

Lehman Brothers Government/Credit Bond Index	3.55%	3.88%

Lipper Mixed-Asset Target Allocation Moderate Funds Category Average	8.92%	9.51%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B and Class C shares returned 8.63% and 8.69%, respectively, over the six months ended January 31, 2007. Excluding sales charges, Class B and Class C shares returned 7.00% and 7.15%, respectively, over the 12-months ended January 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 449 funds for the six-month period and among the 426 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. During the reporting period, the return of the equity portion of the Fund was bolstered by the Legg Mason Partners Appreciation Fund, Legg Mason Partners Fundamental Value Fund and the Legg Mason Partners Growth and Income Fund contributed to performance. The Fund had an approximate 12.5% allocation to each of the three funds above. The Fund’s fixed income exposure included an approximate 50% allocation to the underlying Legg Mason Partners Core Plus Bond Fund Inc. The Legg Mason Partners Core Plus Bond Fund Inc.’s overweight to the mortgage-backed sector and its exposure to high yield and emerging markets debt sectors were contributors to performance.

What were the leading detractors from performance?

A. During the period, the Fund’s approximate 12.5% allocation to the Legg Mason Partners Large Cap Growth Fund held back performance. In the fixed income portion of the Fund, the Legg Mason Partners Core Plus Bond Fund Inc.’s underweight to investment grade corporate bonds detracted from performance as this sector outperformed the broader market. The Lehman Brothers U.S. Corporate Investment Grade Indexxiii returned 4.53% over the reporting period compared to the broader Lehman Brothers U.S. Aggregate Index which returned 4.28%.

Q. Were there any significant changes to the Fund during the period?

A. During the period, we implemented changes to the Fund’s investment strategy in the underlying funds in which the Fund invests. The changes were implemented gradually as market conditions warranted, and were completed as of the end of the reporting period. The Fund’s Target Allocation is 50% in underlying funds that invest principally in equity securities and 50% in funds that invest principally in fixed-income securities.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       23

Thank you for your investment in the Legg Mason Partners Lifestyle Allocation 50%. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

ClearBridge Advisors, LLC

March 23, 2007

RISKS: Keep in mind, the Fund is subject to the risks associated with investing in both fixed income and equity securities. Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. In addition, foreign securities are subject to certain risks not associated with domestic investing, including currency fluctuations and changes in political and economic conditions. Investments in small- and mid-capitalization companies may involve a higher degree of risk and volatility than investments in larger, more established companies. There are additional risks and other expenses associated with funds that invest in other mutual funds rather than directly in portfolio securities. Certain of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Lehman Brothers U.S. Aggregate Index, 7% Lehman Brothers U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (“MSCI EAFE”) is a broad-based unmanaged index of foreign stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are publicly-registered, taxable, and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.

ii	Source: The Commerce Department, 12/06.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	Source: The Wall Street Journal, 1/07.

viii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

[x]	The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year United States Treasury Bill whose return is tracked until its maturity.

xi	The Citigroup World Government Bond Index is a market capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries.

xii	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

xiii

The Lehman Brothers U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued US Corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

24       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Lifestyle Allocation 50% Breakdown (as of 1/31/07)1

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       25

Fund Performance

Legg Mason Partners Lifestyle Allocation 50%

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 1/31/07	7.85%	7.00%	7.15%

Five Years Ended 1/31/07	5.79	4.98	5.11

Ten Years Ended 1/31/07	5.83	5.02	5.09

Inception* through 1/31/07	6.26	5.46	5.52

	With Sales Charges(3)
	Class A(4)	Class B	Class C
Twelve Months Ended 1/31/07	1.63%	2.00%	6.15%

Five Years Ended 1/31/07	4.54	4.81	5.11

Ten Year Ended 1/31/07	5.20	5.02	5.09

Inception* through 1/31/07	5.69	5.46	5.52

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (1/31/97 through 1/31/07)	76.19%

Class B (1/31/97 through 1/31/07)	63.22

Class C (1/31/97 through 1/31/07)	64.29

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(4)	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

*	Inception date for Class A, B and C shares is February 5, 1996.

26       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Lifestyle Allocation 50% vs. Benchmark Indexes† (January 1997 — January 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on January 31, 1997, assuming deduction of the maximum 5.75% sales charges at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, through January 31, 2007. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Government/Credit Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year U.S. Treasury Bill whose return is tracked until its maturity. The Citigroup World Government Bond Index is a market-capitalization-weighted benchmark that tracks the performance of the government bond markets of 14 countries. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 1000 Index consists of the 1,000 largest U.S. companies by market capitalization. The Lifestyle Allocation 50% Composite Benchmark is a hypothetical representation of the performance of the fund’s major asset classes. It consists of 28% Russell 1000 Index, 12% Russell 2000 Index, 10% MSCI EAFE Index, 43% Lehman Brothers U.S. Aggregate Index, 7% Lehman Brothers U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (“MSCI EAFE”) is a broad-based unmanaged index of foreign stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are publicly-registered taxable, and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with Index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt. These Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	Class A shares maximum initial sales charge increased from 5.00% to 5.75% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       27

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2006 and held for the six months ended January 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Lifestyle Allocation 50%	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)(4)	Expenses Paid During the Period(5)
Class A	9.00%	$1,000.00	$1,090.00	0.69%	$3.63

Class B	8.63	1,000.00	1,086.30	1.20	6.31

Class C	8.69	1,000.00	1,086.90	1.17	6.15

(1)	For the six months ended January 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Does not include expenses of the Underlying Funds in which the Fund invests.

(4)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(5)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

28       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Lifestyle Allocation 50%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)(3)	Expenses Paid During the Period(4)
Class A	5.00%	$1,000.00	$1,021.73	0.69%	$3.52

Class B	5.00	1,000.00	1,019.16	1.20	6.11

Class C	5.00	1,000.00	1,019.31	1.17	5.96

(1)	For the six months ended January 31, 2007.

(2)	Does not include expenses of the Underlying Funds in which the Fund invests.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       29

Legg Mason Partners Lifestyle Allocation 30%

Target Asset Allocation

The Legg Mason Partners Lifestyle Allocation 30% primarily seeks income and secondarily long-term growth of capital by investing 30% of its assets in underlying funds that invest principally in equity securities and 70% in funds that invest principally in fixed-income securities.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Legg Mason Partners Lifestyle Allocation 30%. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment ranges of the Fund may be changed, from time to time, upon the approval of the Board of Directors of the Lifestyle Series.

Fund Overview

Special Shareholder Notices

Effective December 29, 2006, the Legg Mason Partners Lifestyle Allocation 30% compares its performance against an additional benchmark, the Lifestyle Allocation 30% Composite Benchmarki, which is a hypothetical representation of the performance of the Fund’s major asset classes.

Prior to December 29, 2006, the Fund was known as Legg Mason Partners Lifestyle Conservative Fund. Prior to April 7, 2006, the Fund was known as Smith Barney Allocation Series Inc. — Conservative Portfolio.

Q.	What were the overall market conditions during the Fund’s reporting period?

A.    The U.S. economy started the period strongly, growing at a 5.6%ii annual rate in the first calendar quarter of 2006. But the delayed effects of rising short-term interest rates and the slowdown in the housing market took their toll on the economy as the year progressed. The economy slowed to a 2.6% growth rate in the second quarter, followed by growth of just 2.0% and 2.2% in the final quarters of the year. Headline inflation was volatile during the period. It began at an annual rate of 4.0%, then fell and rose several times before ending the period at 2.1%. Core inflation was less volatile, but exhibited an upward trend, rising from 2.1% at the start of the period to 2.7% at the end. The Federal Reserve Board (“Fed”)iii boosted its target federal funds rateiv from 4.75% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the reporting period.

After a weak first half, the U.S. stock market rallied sharply and generated strong returns for the one-year period ended January 31, 2007. The stock market’s early woes were due to a variety of factors. These included the Fed continuing to raise short-term interest rates, high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates, and corporate profits continued to surprise on the upside. For the year as a whole, the S&P 500 Indexv returned 14.53%. The market’s gains were broad in scope as all 10 sectors in the S&P 500 Index posted positive returns during the fiscal year.

Turning to the bond market, the Treasury yield curvevi flattened over the reporting period, as the difference between short- and long-term yields narrowed. Throughout much of the fiscal year, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. This anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.vii

Performance Review

For the 12 months ended January 31, 2007, Class A shares of the Legg Mason Partners Lifestyle Allocation 30%, excluding sales charges, returned 6.31%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Indexviii, the Russell 1000 Indexix and the Lifestyle Allocation 30% Composite Benchmark, returned 4.28%, 14.48% and 7.99%, respectively, for the same period. The Fund’s former benchmarks, the S&P 500 Index, the Citigroup One-Year U.S. Treasury Bill Indexx, the Citigroup High Yield Market Indexxi and the Lehman Brothers Government/Credit Bond Indexxii returned 14.53%, 4.37%, 11.15% and 3.88%, respectively. The Lipper Mixed-Asset Target Allocation Conservative Funds Category Average1 increased 6.59% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2007, including the reinvestment of distributions, including returns of capital, if any, calculated among the 348 funds in the Fund’s Lipper category and excluding sales charges.

30       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Performance Snapshot as of January 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months

Lifestyle Allocation 30% — Class A Shares	6.74%	6.31%

Lehman Brothers U.S. Aggregate Index	3.65%	4.28%

Russell 1000 Index	14.28%	14.48%

Lifestyle Allocation 30% Composite Benchmark	7.28%	7.99%

S&P 500 Index	13.76%	14.53%

Citigroup One-Year U.S. Treasury Bill Index	2.42%	4.37%

Citigroup High Yield Market Index	8.59%	11.15%

Lehman Brothers Government/Credit Bond Index	3.55%	3.88%

Lipper Mixed-Asset Target Allocation Conservative Funds Category Average	6.12%	6.59%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B and Class C shares returned 6.46% and 6.55%, respectively, over the six months ended January 31, 2007. Excluding sales charges, Class B and Class C shares returned 5.65% and 5.80%, respectively, over the 12-months ended January 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 377 funds for the six-month period and among the 348 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s fixed income exposure included an approximate 70% allocation to the underlying Legg Mason Partners Core Plus Bond Inc. The Legg Mason Partners Core Plus Bond Inc.’s overweight to the mortgage-backed sector and its exposure to high yield and emerging market debt sectors were contributors to performance.

During the reporting period, the performance of the equity portion of the Fund was enhanced by the approximate 20% combined position in the Legg Mason Partners Appreciation Fund and the Legg Mason Partners Growth and Income Fund.

What were the leading detractors from performance?

A. During the period, the Fund had roughly an equal allocation to large-cap growth and large-cap value stocks. Within the large-cap universe, value stocks significantly outperformed growth stocks, as the Russell 1000 Valuexiii and Russell 1000 Growthxiv Indices returned 19.18% and 9.95%, respectively. Had the Fund placed a greater emphasis on value stocks, it could have potentially generated a higher overall return.

In the fixed income portion of the Fund, the Legg Mason Partners Core Plus Bond Fund Inc.’s underweight to investment grade corporate bonds detracted from performance as this sector outperformed the broader market. The Lehman Brothers U.S. Corporate Investment Grade Indexxv returned 4.53% over the reporting period compared to the broader Lehman Brothers U.S. Aggregate Index which returned 4.28%.

Q. Were there any significant changes to the Fund during the period?

During the period, we implemented changes to the Fund’s investment strategy in the underlying funds in which the Fund invests. The changes were implemented gradually as market conditions warranted, and were completed as of the end of the reporting period. The Fund’s Target Allocation is 30% in underlying funds that invest principally in equity securities and 70% in funds that invest principally in fixed-income securities.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       31

Thank you for your investment in the Legg Mason Partners Lifestyle Allocation 30%. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

ClearBridge Advisors, LLC

March 23, 2007

RISKS: As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High yield securities are lower rated and involve greater credit and liquidity risks than investment grade bonds. In addition, foreign securities are subject to certain risks not associated with domestic investing, including currency fluctuations and changes in political and economic conditions. There are additional risks and other expenses associated with funds that invest in other mutual funds rather than directly in portfolio securities. Certain of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]

The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Lehman Brothers U.S. Aggregate Index, 10% Lehman Brothers U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The Morgan Stanley Capital International EAFE Index (“MSCI EAFE”) is a broad-based unmanaged index of foreign stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are publicly-registered, taxable, and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt.

ii	Source: The Commerce Department, 12/06.

iii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii	Source: The Wall Street Journal, 1/07.

viii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

ix	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

[x]	The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year United States Treasury Bill whose return is tracked until its maturity.

xi	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

xii	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

xiii	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.

xiv	The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

xv

The Lehman Brothers U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued US Corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

32       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Lifestyle Allocation 30% Breakdown (as of 1/31/07)1

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       33

Fund Performance

Legg Mason Partners Lifestyle Allocation 30%

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 1/31/07	6.31%	5.65%	5.80%

Five Years Ended 1/31/07	5.69	5.14	5.21

Ten Years Ended 1/31/07	5.40	4.85	4.92

Inception* through 1/31/07	5.69	5.14	5.21

	With Sales Charges(3)
	Class A(4)	Class B	Class C
Twelve Months Ended 1/31/07	1.79%	1.15%	4.80%

Five Years Ended 1/31/07	4.78	4.97	5.21

Ten Years Ended 1/31/07	4.94	4.85	4.92

Inception* through 1/31/07	5.27	5.14	5.21

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (1/31/97 through 1/31/07)	69.14%

Class B (1/31/97 through 1/31/07)	60.58

Class C (1/31/97 through 1/31/07)	61.59

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. The CDSC declines by 0.50% the first year after purchase payment and declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(4)	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

*	Inception date for Class A, B and C shares is February 5, 1996.

34       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Lifestyle Allocation 30% vs. Benchmark Indexes† (January 1997 — January 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on January 31, 1997, assuming deduction of the maximum 4.25% sales charge at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any through January 31, 2007. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Government/Credit Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Citigroup High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year U.S. Treasury Bill whose return is tracked until its maturity. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 1000 Index consists of the 1,000 largest U.S. companies by market capitalization. The Lifestyle Allocation 30% Composite Benchmark is a hypothetical representation of the performance of the Fund’s major asset classes. It consists of 17% Russell 1000 Index, 7% Russell 2000 Index, 6% MSCI EAFE Index, 60% Lehman Brothers U.S. Aggregate Index, 10% Lehman Brothers U.S. High Yield — 2% Issuer Cap Index. The Russell 1000 Index consists of the 1,000 largest U.S. companies based on total market capitalization. The Russell 2000 Index is a broad-based unmanaged capitalization weighted index of small-capitalization companies. The MSCI EAFE is a broad-based unmanaged index of foreign stocks. The Lehman Brothers U.S. Aggregate Index represents securities that are publicly-registered, taxable, and dollar denominated; it covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Lehman Brothers U.S. High Yield — 2% Issuer Cap is the 2% Issuer Cap component of the Lehman Brothers U.S. Corporate High Yield Index, which covers the universe of fixed rate, non-investment grade debt. These Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       35

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2006 and held for the six months ended January 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Lifestyle Allocation 30%	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)(4)	Expenses Paid During the Period(5)
Class A	6.74%	$1,000.00	$1,067.40	0.73%	$3.80

Class B	6.46	1,000.00	1,064.60	1.02	5.31

Class C	6.55	1,000.00	1,065.50	1.15	5.99

(1)	For the six months ended January 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sale charges with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Does not include expenses of the Underlying Funds in which the Fund invests.

(4)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(5)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

36       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Lifestyle Allocation 30%	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)(3)	Expenses Paid During the Period(4)
Class A	5.00%	$1,000.00	$1,021.53	0.73%	$3.72

Class B	5.00	1,000.00	1,019.91	1.02	5.19

Class C	5.00	1,000.00	1,019.21	1.15	5.85

(1)	For the six months ended January 31, 2007.

(2)	Does not include expenses of the Underlying Funds in which the Fund invests.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       37

Legg Mason Partners Lifestyle Income Fund

Target Asset Allocation

The Legg Mason Partners Lifestyle Income Fund seeks high current income by investing 10% of its assets in underlying funds that invest principally in equity securities and 90% in funds that invest principally in fixed-income securities.

The Target Asset Allocation set forth above represents an approximate mix of investments for the Legg Mason Partners Lifestyle Income Fund. The allocation and investment mix of the Fund may vary depending upon market conditions, cash flows in and out of the Fund and other factors. In addition, the allocation and investment ranges of the Fund may be changed, from time to time, upon the approval of the Board of Directors of the Lifestyle Series.

Fund Overview

Q.	What were the overall market conditions during the Fund’s reporting period?

A.    The U.S. economy started the period strongly, growing at a 5.6%i annual rate in the first calendar quarter of 2006. But the delayed effects of rising short-term interest rates and the slowdown in the housing market took their toll on the economy as the year progressed. The economy slowed to a 2.6% growth rate in the second quarter, followed by growth of just 2.0% and 2.2% in the final quarters of the year. Headline inflation was volatile during the period. It began at an annual rate of 4.0%, then fell and rose several times before ending the period at 2.1%. Core inflation was less volatile, but exhibited an upward trend, rising from 2.1% at the start of the period to 2.7% at the end. The Federal Reserve Board (“Fed”)ii boosted its target federal funds rateiii from 4.75% when the reporting period began to 5.25% in June 2006. The Fed then held rates steady during the remainder of the reporting period.

After a weak first half, the U.S. stock market rallied sharply and generated strong returns for the one-year period ended January 31, 2007. The stock market’s early woes were due to a variety of factors. These included the Fed continuing to raise short-term interest rates, high oil prices, the cooling housing market, and concerns about the future direction of the economy and corporate profits. However, many of these issues soon lifted as oil prices fell sharply, the Fed paused from raising interest rates, and corporate profits continued to surprise on the upside. For the year as a whole, the S&P 500 Indexiv returned 14.53%. The market’s gains were broad in scope as all 10 sectors in the S&P 500 Index posted positive returns during the fiscal year.

Turning to the bond market, the Treasury yield curvev flattened over the reporting period, as the difference between short- and long-term yields narrowed. Throughout much of the fiscal year, the Treasury yield curve was inverted, with two-year Treasury yields surpassing their 10-year counterparts. This anomaly has often been a precursor of slowing economic growth and, in many cases, a recession.vi

Performance Review

For the 12 months ended January 31, 2007, Class A shares of the Legg Mason Partners Lifestyle Income Fund, excluding sales charges, returned 5.75%. In comparison, the Fund’s unmanaged benchmarks, the Lehman Brothers U.S. Aggregate Indexvii, the Russell 1000 Indexviii and the Citigroup High Yield Market Indexix, returned 4.28%, 14.48% and 11.15%, respectively, for the same period. The Fund’s former benchmarks, the S&P 500 Index, the Lehman Brothers Government/Credit Bond Indexx and the Citigroup One-Year U.S. Treasury Bill Indexxi, returned 14.53%, 3.88%, and 4.37%, respectively, for the same period. The Lipper General Bond Funds Category Average1 increased 5.67% over the same time frame.

[1]

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended January 31, 2007, including the reinvestment of distributions, including returns of capital, if any, calculated among the 33 funds in the Fund’s Lipper category, and excluding sales charges.

38       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Performance Snapshot as of January 31, 2007 (excluding sales charges) (unaudited)

	6 Months	12 Months

Lifestyle Income Fund — Class A Shares	5.35%	5.75%

Lehman Brothers U.S. Aggregate Index	3.65%	4.28%

Russell 1000 Index	14.28%	14.48%

S&P 500 Index	13.76%	14.53%

Lehman Brothers Government/Credit Bond Index	3.55%	3.88%

Citigroup One-Year U.S. Treasury Bill Index	2.42%	4.37%

Citigroup High Yield Market Index	8.59%	11.15%

Lipper General Bonds Funds Category Average	4.85%	5.67%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Excluding sales charges, Class B and Class C shares returned 5.15% and 5.28%, respectively, over the six months ended January 31, 2007. Excluding sales charges, Class B and Class C shares returned 5.27% and 5.32%, respectively, over the 12-months ended January 31, 2007. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended January 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 34 funds for the six-month period and among the 33 funds for the 12-month period in the Fund’s Lipper category, and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The fixed income portion of the Fund included an approximate 15% allocation to underlying dedicated Legg Mason Partners High Income Fund which contributed favorably to performance as this sector outperformed investment grade bonds. The Citigroup High Yield Market Index returned 11.15% over the reporting period, while the Lehman Brothers U.S. Aggregate Index of investment grade bonds returned 4.28%.

The return of the equity portion of the Fund was enhanced by the approximate 5% allocations to the Legg Mason Partners Appreciation Fund and the Legg Mason Partners Capital and Income Fund.

What were the leading detractors from performance?

A. In the fixed income portion of the Fund, the Legg Mason Partners Core Plus Bond Fund Inc.’s underweight to investment grade corporate bonds detracted from performance as this sector outperformed the broader market. The Lehman Brothers U.S. Corporate Investment Grade Indexxii returned 4.53% over the reporting period compared to the broader Lehman Brothers U.S. Aggregate Index which returned 4.28%.

Q. Were there any significant changes to the Fund during the period?

A. During the period, we implemented changes to the Fund’s investment strategy in the underlying funds in which the Fund invests. The changes were implemented gradually as market conditions warranted, and were completed as of the end of the reporting period. The Fund’s Target Allocation is 10% in underlying funds that invest principally in equity securities and 90% in funds that invest principally in fixed-income securities.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       39

Thank you for your investment in the Legg Mason Partners Lifestyle Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Steven Bleiberg

Portfolio Manager

ClearBridge Advisors, LLC

March 23, 2007

RISKS: Investments in bonds are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. High-yield securities are less liquid than investment grade securities and their market values tend to be more volatile. There are additional risks and other expenses associated with funds that invest in other mutual funds rather than directly in portfolio securities. Certain of the underlying funds may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Source: The Commerce Department, 12/06.

ii

The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vi	Source: The Wall Street Journal, 1/07.

vii

The Lehman Brothers U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

ix	The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities.

[x]	The Lehman Brothers Government/Credit Bond Index is a broad-based index composed of government and corporate debt issues that are investment grade (rated Baa/BBB or higher).

xi	The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year United States Treasury Bill whose return is tracked until its maturity.

xii

The Lehman Brothers U.S. Corporate Investment Grade Index is an unmanaged index consisting of publicly issued US Corporate and specified foreign debentures and secured notes that are rated investment grade (Baa3/BBB- or higher) by at least two ratings agencies, have at least one year to final maturity and have at least $250 million par amount outstanding. To qualify, bonds must be SEC-registered.

40       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Lifestyle Income Fund Breakdown (as of 1/31/07)1

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       41

Fund Performance

Legg Mason Partners Lifestyle Income Fund

Average Annual Total Returns(1) (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C
Twelve Months Ended 1/31/07	5.75%	5.27%	5.32%

Five Years Ended 1/31/07	5.41	4.90	4.96

Ten Years Ended 1/31/07	4.87	4.35	4.40

Inception* through 1/31/07	5.01	4.49	4.55

	With Sales Charges(3)
	Class A(4)	Class B	Class C
Twelve Months Ended 1/31/07	1.27%	0.77%	4.32%

Five Years Ended 1/31/07	4.50	4.73	4.96

Ten Years Ended 1/31/07	4.42	4.35	4.40

Inception* through 1/31/07	4.60	4.49	4.55

Cumulative Total Returns(1) (unaudited)

Without Sales Charges(2)
Class A (1/31/97 through 1/31/07)	60.90%

Class B (1/31/97 through 1/31/07)	53.07

Class C (1/31/97 through 1/31/07)	53.83

(1)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.

(3)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum sales charge of 4.25%; Class B shares reflect the deduction of a 4.50% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

(4)	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

*	Inception date for Class A, B and C shares is February 5, 1996.

42       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A Shares of the Legg Mason Partners Lifestyle Income Fund vs. Benchmark Indexes† (January 1997 — January 2007)

†	Hypothetical illustration of $10,000 invested in Class A shares on January 31, 1997, assuming deduction of the maximum 4.25% sales charges at the time of investment for Class A shares. It also assumes reinvestment of all distributions, including returns of capital, if any, through January 31, 2007. The S&P 500 Index is an unmanaged index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter markets. The Lehman Brothers Government/Credit Bond Index is a combination of publicly issued intermediate- and long-term U.S. government bonds and corporate bonds. The Citigroup High Yield Market Index covers a significant portion of the below-investment-grade U.S. corporate bond market. The Citigroup One-Year U.S. Treasury Bill Index consists of one 1-Year U.S. Treasury Bill whose return is tracked until its maturity. The Lehman Brothers U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The Index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. The Russell 1000 Index consists of the 1,000 largest U.S. companies by market capitalization. The Citigroup High Yield Market Index is a broad-based unmanaged index of high yield securities. These Indexes are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

*	Class A shares maximum initial sales charge decreased from 4.50% to 4.25% on November 20, 2006.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would be lower.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       43

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payment; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on August 1, 2006 and held for the six months ended January 31, 2007.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

Legg Mason Partners Lifestyle Income Fund	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios(3)(4)	Expenses Paid During the Period(5)
Class A	5.35%	$1,000.00	$1,053.50	0.76%	$3.93

Class B	5.15	1,000.00	1,052.70	1.06	5.48

Class C	5.28	1,000.00	1,053.20	1.03	5.33

(1)	For the six months ended January 31, 2007.

(2)

Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Does not include expenses of the Underlying Funds in which the Fund invests.

(4)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(5)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

44       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

Legg Mason Partners Lifestyle Income Fund	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio(2)(3)	Expenses Paid During the Period(4)
Class A	5.00%	$1,000.00	$1,021.37	0.76%	$3.87

Class B	5.00	1,000.00	1,019.86	1.06	5.40

Class C	5.00	1,000.00	1,020.01	1.03	5.24

(1)	For the six months ended January 31, 2007.

(2)	Does not include expenses of the Underlying Funds in which the Fund invests.

(3)	The expense ratios do not include the non-recurring restructuring and/or reorganization fees.

(4)

Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       45

Schedules of Investments (January 31, 2007)

LEGG MASON PARTNERS LIFESTYLE ALLOCATION 100%

Shares	Description	Value
INVESTMENTS IN UNDERLYING FUNDS — 68.2%
4,728	Legg Mason Investors Trust, Inc. — Legg Mason American Leading Cos. Trust, Institutional Class Shares	$125,096
6,124	Legg Mason Global Trust, Inc. — Legg Mason International Equity Trust, Institutional Class Shares	124,625
6,092	Legg Mason Opportunity Trust, Institutional Class Shares	125,496
1,519	Legg Mason Partners Aggressive Growth Fund, Inc., Class I Shares*†	187,340
8,583	Legg Mason Partners World Funds, Inc. — Legg Mason Partners International All Cap Opportunity Fund, Class I Shares*†	124,539
7,200	Legg Mason Partners Investment Trust — Legg Mason Partners Large Cap Growth Fund, Class I Shares*	181,227
5,570	Legg Mason Partners Series Funds, Inc. — Legg Mason Partners Small Cap Growth Fund I, Class I Shares†‡	93,416
2,299	Legg Mason Value Trust, Inc., Institutional Class Shares*	187,655
8,342	The Royce Fund — Royce Value Fund, Institutional Class Shares	93,677

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $1,237,877)	1,243,071

Face Amount
SHORT-TERM INVESTMENT — 33.3%
Repurchase Agreement — 33.3%
$606,000	Interest in $48,580,000 joint tri-party repurchase agreement dated 1/31/07 with Morgan Stanley, 5.250% due 2/1/07; Proceeds at maturity — $606,088; (Fully collateralized by various U.S. government agency obligations, 5.375% to 5.500% due 1/10/11 to 9/25/13; Market value — $629,227) (Cost — $606,000)	606,000

	TOTAL INVESTMENTS — 101.5% (Cost — $1,843,877#)	1,849,071
	Liabilities in Excess of Other Assets — (1.5)%	(27,398)

	TOTAL NET ASSETS — 100.0%	$1,821,673

*	Non-income producing.

#	Aggregate cost for federal income tax purposes is $1,844,339.

†	Effective November 20, 2006 Class Y Shares were renamed Class I Shares.

‡	Effective March 2, 2007, Legg Mason Partners Small Cap Growth Fund I was renamed Legg Mason Partners Small Cap Growth Fund.

See Notes to Financial Statements.

46       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Schedules of Investments (January 31, 2007) (continued)

LEGG MASON PARTNERS LIFESTYLE ALLOCATION 85%

Shares	Description	Value
INVESTMENTS IN UNDERLYING FUNDS — 99.4%
1,295,944	Legg Mason Investors Trust, Inc. — Legg Mason American Leading Cos. Trust, Institutional Class Shares†	$34,290,675
3,334,008	Legg Mason Global Trust, Inc. — Legg Mason International Equity Trust, Institutional Class Shares	67,847,070
1,679,232	Legg Mason Opportunity Trust, Institutional Class Shares	34,592,182
831,417	Legg Mason Partners Aggressive Growth Fund, Inc., Class I Shares*†	102,546,974
2,157,245	Legg Mason Partners Appreciation Fund, Inc., Class I Shares†	33,458,869
4,632,833	Legg Mason Partners World Funds, Inc. — Legg Mason Partners International All Cap Opportunity Fund, Class I Shares*†	67,222,409
2,712,912	Legg Mason Partners Investment Trust — Legg Mason Partners Large Cap Growth Fund, Class I Shares*†	68,284,005
3,018,901	Legg Mason Partners Series Funds, Inc. — Legg Mason Partners Small Cap Growth Fund I, Class I Shares†‡	50,626,975
841,050	Legg Mason Value Trust, Inc., Institutional Class Shares*	68,646,513
4,566,101	The Royce Fund — Royce Value Fund, Institutional Class Shares	51,277,315
3,327,352	Western Asset Funds, Inc. — Western Asset Absolute Return Portfolio, Institutional Class Shares	33,739,349
2,897,152	Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Institutional Class Shares	30,362,158
3,168,242	Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Institutional Class Shares	33,456,635

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENTS (Cost — $558,902,540)	676,351,129

Face Amount
SHORT-TERM INVESTMENTS — 12.9%
Repurchase Agreements — 12.9%
$68,075,000	Interest in $513,597,000 joint tri-party repurchase agreement dated 1/31/07 with Greenwich Capital Markets Inc., 5.260% due 2/1/07; Proceeds at maturity — $68,084,947; (Fully collateralized by various U.S. government agency obligations, 3.407% to 7.111% due 7/1/15 to 5/1/42; Market value — $69,436,560)	68,075,000
19,524,000	Interest in $535,536,000 joint tri-party repurchase agreement dated 1/31/07 with Deutche Bank Securities Inc., 5.260% due 2/1/07; Proceeds at maturity — $19,526,853; (Fully collateralized by various U.S. government agency obligations, 0.000% to 14.299% due 11/25/15 to 2/25/37; Market value — $19,914,480)	19,524,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $87,599,000)	87,599,000

	TOTAL INVESTMENTS — 112.3% (Cost — $646,501,540#)	763,950,129
	Liabilities in Excess of Other Assets — (12.3)%	(83,508,234)

	TOTAL NET ASSETS — 100.0%	$680,441,895

*	Non-income producing.

#	Aggregate cost for federal income tax purposes is substantially the same.

†	Effective November 20, 2006, Class Y shares were renamed Class I Shares.

‡	Effective March 2, 2007, Legg Mason Partners Small Cap Growth Fund I was renamed Legg Mason Partners Small Cap Growth Fund.

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       47

Schedules of Investments (January 31, 2007) (continued)

LEGG MASON PARTNERS LIFESTYLE ALLOCATION 70%

Shares	Description	Value
INVESTMENTS IN UNDERLYING FUNDS — 99.5%
2,126,151	Legg Mason Global Trust, Inc. — Legg Mason International Equity Trust, Institutional Class Shares	$43,267,178
471,852	Legg Mason Partners Aggressive Growth Fund, Inc., Class I Shares*†	58,198,286
3,703,704	Legg Mason Partners Appreciation Fund, Inc., Class I Shares†	57,444,444
3,481,393	Legg Mason Partners Fundamental Value Fund, Inc., Class I Shares†	58,243,698
2,974,772	Legg Mason Partners World Funds, Inc. — Legg Mason Partners International All Cap Opportunity Fund, Class I Shares*†	43,163,948
2,568,331	Legg Mason Partners Series Funds, Inc. — Legg Mason Partners Small Cap Growth Fund I, Class I Shares†‡	43,070,914
712,791	Legg Mason Value Trust, Inc., Institutional Class Shares*	58,178,037
3,880,854	The Royce Fund — Royce Value Fund, Institutional Class Shares	43,581,990
5,674,600	Western Asset Funds, Inc. — Western Asset Absolute Return Portfolio, Institutional Class Shares	57,540,445
7,970,573	Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Institutional Class Shares	83,531,609
2,714,161	Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Institutional Class Shares	28,661,540

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $529,085,110)	574,882,089

Face Amount
SHORT-TERM INVESTMENT — 15.0%
Repurchase Agreement — 15.0%
$86,694,000	Interest in $535,536,000 joint tri-party repurchase agreement dated 1/31/07 with Deutche Bank Securities Inc., 5.260% due 2/1/07; Proceeds at maturity — $86,706,667; (Fully collateralized by various U.S. government agency obligations, 0.000% to 14.299% due 11/25/15 to 2/25/37; Market value — $88,427,880) (Cost — $86,694,000)	86,694,000

	TOTAL INVESTMENTS — 114.5% (Cost — $615,779,110#)	661,576,089
	Liabilities in Excess of Other Assets — (14.5)%	(83,812,578)

	TOTAL NET ASSETS — 100.0%	$577,763,511

*	Non-income producing.

#	Aggregate cost for federal income tax purposes is substantially the same.

†	Effective November 20, 2006, Class Y shares were renamed Class I Shares.

‡	Effective March 2, 2007, Legg Mason Partners Small Cap Growth Fund I was renamed Legg Mason Partners Small Cap Growth Fund.

See Notes to Financial Statements.

48       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Schedules of Investments (January 31, 2007) (continued)

LEGG MASON PARTNERS LIFESTYLE ALLOCATION 50%

Shares	Description	Value
INVESTMENTS IN UNDERLYING FUNDS — 99.3%
854,221	Legg Mason Global Trust, Inc. — Legg Mason International Equity Trust, Institutional Class Shares	$17,383,402
197,636	Legg Mason Partners Aggressive Growth Fund, Inc., Class I Shares*†	24,376,472
1,581,181	Legg Mason Partners Appreciation Fund, Inc., Class I Shares†	24,524,122
1,470,982	Legg Mason Partners Fundamental Value Fund, Inc., Class I Shares†	24,609,529
1,187,217	Legg Mason Partners World Funds, Inc. — Legg Mason Partners International All Cap Opportunity Fund, Class I Shares†*	17,226,526
1,245,093	Legg Mason Partners Series Funds, Inc. — Legg Mason Partners Small Cap Growth Fund I, Class I Shares†‡	20,880,203
300,862	Legg Mason Value Trust, Inc., Institutional Class Shares*	24,556,394
1,864,254	The Royce Fund — Royce Value Fund, Institutional Class Shares	20,935,570
4,453,058	Western Asset Funds, Inc. — Western Asset Absolute Return Portfolio Institutional Class Shares	45,154,005
9,788,680	Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Institutional Class Shares	102,585,365
2,245,480	Western Asset Funds, Inc. — Western Asset High Yield Portfolio Institutional Class Shares	23,712,275

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $330,810,213)	345,943,863

Face Amount
SHORT-TERM INVESTMENT — 2.0%
Repurchase Agreement — 2.0%
$6,914,000	Interest in $513,597,000 joint tri-party repurchase agreement dated 1/31/07 with Greenwich Capital Markets Inc., 5.260% due 2/1/07; Proceeds at maturity — $6,915,010; (Fully collateralized by various U.S. government agency obligations, 3.407% to 7.111% due 7/1/15 to 5/1/42; Market value — $7,052,286) (Cost — $6,914,000)	6,914,000

	TOTAL INVESTMENTS — 101.3% (Cost — $337,724,213#)	352,857,863
	Liabilities in Excess of Other Assets — (1.3)%	(4,486,736)

	TOTAL NET ASSETS — 100.0%	$348,371,127

*	Non-income producing.

#	Aggregate cost for federal income tax purposes is substantially the same.

†	Effective November 20, 2006, Class Y Shares were renamed Class I Shares.

‡	Effective March 2, 2007, Legg Mason Partners Small Cap Growth Fund I was renamed Legg Mason Partners Small Cap Growth Fund.

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       49

Schedules of Investments (January 31, 2007) (continued)

LEGG MASON PARTNERS LIFESTYLE ALLOCATION 30%

Shares	Description	Value

INVESTMENTS IN UNDERLYING FUNDS — 98.9%
302,450	Legg Mason Global Trust, Inc. — Legg Mason International Equity Trust, Institutional Class Shares	$6,154,864
352,311	Legg Mason Partners Appreciation Fund, Inc., Class I Shares†	5,464,346
318,892	Legg Mason Partners Fundamental Value Fund, Inc., Class I Shares†	5,335,060
89,149	Legg Mason Value Trust, Inc., Institutional Class Shares*	7,276,342
665,843	The Royce Fund — Royce Value Fund, Institutional Class Shares	7,477,415
1,607,684	Western Asset Funds, Inc. — Western Asset Absolute Return Portfolio, Institutional Class Shares	16,301,917
4,610,266	Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Institutional Class Shares	48,315,589
1,027,593	Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Institutional Class Shares	10,851,380

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $104,283,156)	107,176,913

Face Amount
SHORT-TERM INVESTMENT — 0.9%
Repurchase Agreement — 0.9%
$970,000	Interest in $513,597,000 joint tri-party repurchase agreement dated 1/31/07 with Greenwich Capital Markets Inc., 5.260% due 2/1/07; Proceeds at maturity — $970,142; (Fully collateralized by various U.S. government agency obligations, 3.407% to 7.111% due 7/1/15 to 5/1/42; Market value — $989,401) (Cost — $970,000)	970,000

	TOTAL INVESTMENTS — 99.8% (Cost — $105,253,156#)	108,146,913
	Other Assets in Excess of Liabilities — 0.2%	266,102

	TOTAL NET ASSETS — 100.0%	$108,413,015

*	Non-income producing.

#	Aggregate cost for federal income tax purposes is $105,272,156.

†	Effective November 20, 2006, Class Y Shares were renamed Class I Shares.

See Notes to Financial Statements.

50       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Schedules of Investments (January 31, 2007) (continued)

LEGG MASON PARTNERS LIFESTYLE INCOME FUND

Shares	Description	Value

INVESTMENTS IN UNDERLYING FUNDS — 99.5%
140,044	Legg Mason Partners Appreciation Fund, Inc., Class I Shares†	$2,172,088
131,059	Legg Mason Partners Income Funds — Legg Mason Partners Capital and Income Fund, Class I Shares†	2,267,315
971,505	Legg Mason Partners Income Funds — Legg Mason Partners Diversified Strategic Income Fund, Class I Shares†	6,654,807
2,555,939	Western Asset Funds, Inc. — Western Asset Core Plus Bond Portfolio, Institutional Class Shares	26,786,242
644,933	Western Asset Funds, Inc. — Western Asset High Yield Portfolio, Institutional Class Shares	6,810,496

	TOTAL INVESTMENTS IN UNDERLYING FUNDS BEFORE SHORT-TERM INVESTMENT (Cost — $44,631,998)	44,690,948

Face Amount
SHORT-TERM INVESTMENT — 0.4%
Repurchase Agreement — 0.4%
$163,000	Interest in $513,597,000 joint tri-party repurchase agreement dated 1/31/07 with Greenwich Capital Markets Inc., 5.260% due 2/1/07; Proceeds at maturity — $163,024; (Fully collateralized by various U.S. government agency obligations, 3.407% to 7.111% due 7/1/15 to 5/1/42; Market value — $166,260) (Cost — $163,000)	163,000

	TOTAL INVESTMENTS — 99.9% (Cost — $44,794,998#)	44,853,948
	Other Assets in Excess of Liabilities — 0.1%	35,060

	TOTAL NET ASSETS — 100.0%	$44,889,008

#	Aggregate cost for federal income tax purposes is $45,147,635.

†	Effective November 20, 2006, Class Y Shares were renamed Class I Shares.

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       51

Statements of Assets and Liabilities (January 31, 2007)

	Legg Mason Partners Lifestyle Allocation 100%	Legg Mason Partners Lifestyle Allocation 85%	Legg Mason Partners Lifestyle Allocation 70%	Legg Mason Partners Lifestyle Allocation 50%	Legg Mason Partners Lifestyle Allocation 30%	Legg Mason Partners Lifestyle Income Fund
ASSETS:
Investments, at cost	$1,237,877	$558,902,540	$529,085,110	$330,810,213	$104,283,156	$44,631,998
Short-Term investments, at cost	606,000	87,599,000	86,694,000	6,914,000	970,000	163,000

Investments, at value	1,243,071	676,351,129	574,882,089	345,943,863	107,176,913	44,690,948
Short-Term investments, at value	606,000	87,599,000	86,694,000	6,914,000	970,000	163,000
Cash	998	660	176	41	69	502
Receivable for securities sold	—	1,068,020	871,872	—	—	—
Receivable for Fund shares sold	718,425	278,010	264,036	205,471	365,987	14,012
Dividends and interest receivable	88	152,857	368,697	373,034	166,456	110,322
Receivable due from manager	19,451	44,533	38,797	23,945	7,454	3,191
Prepaid expenses	235	26,963	25,517	19,033	18,585	18,459

Total Assets	2,588,268	765,521,172	663,145,184	353,479,387	108,705,464	45,000,434

LIABILITIES:
Payable for securities purchased	746,941	83,401,807	83,921,476	4,260,000	—	—
Payable for Fund shares repurchased	—	391,922	396,028	300,645	112,289	9,999
Distribution fees payable	110	351,353	303,859	185,474	46,416	18,698
Investment management fee payable	34	110,375	112,594	59,202	18,426	4,433
Directors’ fees payable	—	90,664	78,589	48,897	15,642	7,491
Distributions payable	—	—	—	—	—	10,533
Accrued expenses	19,510	733,156	569,127	254,042	99,676	60,272

Total Liabilities	766,595	85,079,277	85,381,673	5,108,260	292,449	111,426

Total Net Assets	$1,821,673	$680,441,895	$577,763,511	$348,371,127	$108,413,015	$44,889,008

NET ASSETS:
Par value (Note 6)	$158	$41,688	$42,594	$26,825	$9,147	$4,359
Paid-in capital in excess of par value	1,816,697	540,520,191	565,293,702	325,212,770	108,234,057	51,291,319
Undistributed (overdistributed) net investment income	34	(27,832)	220,331	284,794	183,254	85,184
Accumulated net realized gain (loss) on investments, sale of Underlying Funds, and capital gain distributions from Underlying Funds	(410)	22,456,918	(33,592,006)	7,713,088	(2,907,200)	(6,550,804)
Net unrealized appreciation on Underlying Funds	5,194	117,450,930	45,798,890	15,133,650	2,893,757	58,950

Total Net Assets	$1,821,673	$680,441,895	$577,763,511	$348,371,127	$108,413,015	$44,889,008

Shares Outstanding:
Class A	37,171	29,774,751	30,419,594	19,047,522	6,775,411	3,345,376

Class B	43,390	10,089,552	10,019,769	5,742,038	1,882,434	842,269

Class C	77,871	1,823,717	2,155,103	2,035,349	488,756	171,199

Net Asset Value:
Class A (and redemption price)	$11.50	$16.52	$13.52	$12.90	$11.81	$10.27

Class B*	$11.50	$15.80	$13.67	$13.20	$11.98	$10.38

Class C*	$11.50	$15.94	$13.69	$13.23	$11.97	$10.37

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.75%, 5.75%, 5.75%, 5.75%, 4.25% and 4.25%, respectively.)†	$12.20	$17.53	$14.34	$13.69	$12.33	$10.73

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% (4.50% for the Allocation 30% and the Income Fund) and a 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

†	Class A shares maximum initial sales charge increased/decreased from 5.00% to 5.75%, 5.00% to 5.75%, 5.00% to 5.75%, 4.50% to 4.25% and 4.50% to 4.25%, respectively, on November 20, 2006. There was no change for the Allocation 100%.

See Notes to Financial Statements.

52       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Statements of Operations (For the year ended January 31, 2007)

	Legg Mason Partners Lifestyle Allocation 100%	Legg Mason Partners Lifestyle Allocation 85%	Legg Mason Partners Lifestyle Allocation 70%	Legg Mason Partners Lifestyle Allocation 50%	Legg Mason Partners Lifestyle Allocation 30%	Legg Mason Partners Lifestyle Income Fund
INVESTMENT INCOME:
Income distribution from Underlying Funds	—	$7,584,750	$12,614,769	$10,768,431	$4,307,201	$2,597,004
Interest	$127	204,785	196,495	88,757	22,913	10,591

Total Investment Income	127	7,789,535	12,811,264	10,857,188	4,330,114	2,607,595

EXPENSES:
Audit and tax	12,500	19,900	19,900	19,900	19,900	19,900
Registration fees	4,880	65,455	50,670	55,051	40,625	46,174
Legal fees	1,850	16,942	18,669	17,915	18,267	16,923
Transfer agent fees (Note 4)	115	2,352,877	1,618,755	672,040	194,400	87,480
Distribution fees (Note 4)	110	3,211,945	2,842,387	1,765,609	433,893	179,082
Shareholder reports (Note 4)	75	152,657	114,960	46,898	12,137	5,063
Investment management fees (Note 2)	34	1,340,023	1,159,044	710,832	219,306	94,604
Custody fees	31	3,685	4,738	6,087	1,989	2,208
Directors’ fees	—	121,087	105,450	67,404	25,106	13,869
Proxy fees (Note 12)	—	204,992	142,618	63,304	18,513	7,374
Miscellaneous expenses	59	6,795	8,738	7,216	6,822	7,236

Total Expenses	19,654	7,496,358	6,085,929	3,432,256	990,958	479,913
Less: Fee waivers and/or expense reimbursements (Notes 2, 9 and 12)	(19,451)	(674,001)	(197,442)	(88,796)	(23,389)	(37,477)

Net Expenses	203	6,822,357	5,888,487	3,343,460	967,569	442,436

Net Investment Income (Loss)	(76)	967,178	6,922,777	7,513,728	3,362,545	2,165,159

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SALE OF UNDERLYING FUNDS AND CAPITAL GAIN DISTRIBUTIONS FROM UNDERLYING FUNDS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions (Note 8)	—	(930,034)	(750,501)	(219,435)	(51,397)	—
Sale of Underlying Funds	(410)	81,521,790	59,904,868	24,585,145	2,335,864	(3,425,890)
Capital gain distributions from Underlying Funds	—	16,564,982	13,834,021	4,503,603	883,650	317,297

Net Realized Gain (Loss)	(410)	97,156,738	72,988,388	28,869,313	3,168,117	(3,108,593)

Change in Net Unrealized Appreciation/Depreciation From:
Underlying Funds	5,194	(49,837,971)	(39,174,867)	(11,333,410)	(174,507)	3,392,532

Net Gain on Investments, Sale of Underlying Funds and Capital Gain Distributions From Underlying Funds	4,784	47,318,767	33,813,521	17,535,903	2,993,610	283,939

Increase in Net Assets From Operations	$4,708	$48,285,945	$40,736,298	$25,049,631	$6,356,155	$2,449,098

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       53

Statements of Changes in Net Assets (For the year ended January 31, 2007)†

Legg Mason Partners Lifestyle Allocation 100%
OPERATIONS:
Net investment loss	$(76)
Net realized loss	(410)
Change in net unrealized appreciation/depreciation	5,194

Increase in Net Assets From Operations	4,708

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	1,817,012
Cost of shares repurchased	(47)

Increase in Net Assets From Fund Share Transactions	1,816,965

Increase in Net Assets	1,821,673
NET ASSETS:
Beginning of year	—

End of year*	$1,821,673

* Includes undistributed net investment income of:	$34

†	For the period December 29, 2006 (commencement of operations) to January 31, 2007.

See Notes to Financial Statements.

54       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended January 31,) (continued)

Legg Mason Partners Lifestyle Allocation 85%	2007	2006
OPERATIONS:
Net investment income (loss)	$967,178	$(1,908,956)
Net realized gain (loss)	97,156,738	(7,480,264)
Change in net unrealized appreciation/depreciation	(49,837,971)	81,057,755

Increase in Net Assets From Operations	48,285,945	71,668,535

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(1,200,002)	—

Decrease in Net Assets From Distributions to Shareholders	(1,200,002)	—

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	85,696,901	95,239,664
Reinvestment of distributions	1,192,788	—
Cost of shares repurchased	(155,466,031)	(157,660,999)

Decrease in Net Assets From Fund Share Transactions	(68,576,342)	(62,421,335)

Increase (Decrease) in Net Assets	(21,490,399)	9,247,200
NET ASSETS:
Beginning of year	701,932,294	692,685,094

End of year*	$680,441,895	$701,932,294

* Includes overdistributed net investment income of:	$(27,832)	—

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       55

Statements of Changes in Net Assets (For the years ended January 31,) (continued)

Legg Mason Partners Lifestyle Allocation 70%	2007	2006
OPERATIONS:
Net investment income	$6,922,777	$4,627,887
Net realized gain (loss)	72,988,388	(44,695,036)
Change in net unrealized appreciation/depreciation	(39,174,867)	86,359,393

Increase in Net Assets From Operations	40,736,298	46,292,244

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(7,053,889)	(4,428,083)

Decrease in Net Assets From Distributions to Shareholders	(7,053,889)	(4,428,083)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	81,482,975	89,992,585
Reinvestment of distributions	6,970,363	4,370,386
Cost of shares repurchased	(158,055,796)	(159,790,973)

Decrease in Net Assets From Fund Share Transactions	(69,602,458)	(65,428,002)

Decrease in Net Assets	(35,920,049)	(23,563,841)
NET ASSETS:
Beginning of year	613,683,560	637,247,401

End of year*	$577,763,511	$613,683,560

* Includes undistributed net investment income of:	$220,331	$208,825

See Notes to Financial Statements.

56       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended January 31,) (continued)

Legg Mason Partners Lifestyle Allocation 50%	2007	2006
OPERATIONS:
Net investment income	$7,513,728	$6,022,110
Net realized gain (loss)	28,869,313	(3,520,176)
Change in net unrealized appreciation/depreciation	(11,333,410)	13,499,089

Increase in Net Assets From Operations	25,049,631	16,001,023

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(7,760,333)	(5,798,183)

Decrease in Net Assets From Distributions to Shareholders	(7,760,333)	(5,798,183)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	57,901,124	60,382,268
Reinvestment of distributions	7,594,172	5,662,039
Cost of shares repurchased	(112,400,349)	(100,212,049)

Decrease in Net Assets From Fund Share Transactions	(46,905,053)	(34,167,742)

Decrease in Net Assets	(29,615,755)	(23,964,902)
NET ASSETS:
Beginning of year	377,986,882	401,951,784

End of year*	$348,371,127	$377,986,882

* Includes undistributed net investment income of:	$284,794	$468,095

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       57

Statements of Changes in Net Assets (For the years ended January 31,) (continued)

Legg Mason Partners Lifestyle Allocation 30%	2007	2006
OPERATIONS:
Net investment income	$3,362,545	$3,197,082
Net realized gain (loss)	3,168,117	(4,730,294)
Change in net unrealized appreciation/depreciation	(174,507)	5,033,771

Increase in Net Assets From Operations	6,356,155	3,500,559

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(3,395,348)	(3,207,597)

Decrease in Net Assets From Distributions to Shareholders	(3,395,348)	(3,207,597)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	21,418,123	26,577,113
Reinvestment of distributions	3,278,359	3,115,766
Cost of shares repurchased	(35,193,598)	(35,045,522)

Decrease in Net Assets From Fund Share Transactions	(10,497,116)	(5,352,643)

Decrease in Net Assets	(7,536,309)	(5,059,681)
NET ASSETS:
Beginning of year	115,949,324	121,009,005

End of year*	$108,413,015	$115,949,324

* Includes undistributed net investment income of:	$183,254	$197,544

See Notes to Financial Statements.

58       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Statements of Changes in Net Assets (For the years ended January 31, ) (continued)

Legg Mason Partners Lifestyle Income Fund	2007	2006
OPERATIONS:
Net investment income	$2,165,159	$2,140,466
Net realized loss	(3,108,593)	(1,265,393)
Change in net unrealized appreciation/depreciation	3,392,532	344,466

Increase in Net Assets From Operations	2,449,098	1,219,539

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	(2,183,399)	(2,067,884)

Decrease in Net Assets From Distributions to Shareholders	(2,183,399)	(2,067,884)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	8,594,287	14,032,694
Reinvestment of distributions	2,042,674	1,931,952
Cost of shares repurchased	(18,599,865)	(15,010,430)

Increase (Decrease) in Net Assets From Fund Share Transactions	(7,962,904)	954,216

Increase (Decrease) in Net Assets	(7,697,205)	105,871
NET ASSETS:
Beginning of year	52,586,213	52,480,342

End of year*	$44,889,008	$52,586,213

* Includes undistributed net investment income of:	$85,184	$96,050

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       59

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

	Class A Shares(1)

Legg Mason Partners Lifestyle Allocation 100%	2007(2)
Net Asset Value, Beginning of Period	$11.40

Income (Loss) From Operations:
Net investment loss	(0.00	)(3)
Net realized and unrealized gain	0.10

Total Income From Operations	0.10

Net Asset Value, End of Period	$11.50

Total Return(4)	0.88%

Net Assets, End of Period (000s)	$428

Ratios to Average Net Assets:
Gross expenses(5)	116.13	%(6)
Net expenses(5)(7)	0.80	(6)
Net investment loss	(0.22	)(6)

Portfolio Turnover Rate	10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 29, 2006 (commencement of operations) to January 31, 2007.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(6)	Annualized.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 0.80%.

See Notes to Financial Statements.

60       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

	Class B Shares(1)

Legg Mason Partners Lifestyle Allocation 100%	2007(2)
Net Asset Value, Beginning of Period	$11.40

Income (Loss) From Operations:
Net investment loss	(0.01)
Net realized and unrealized gain	0.11

Total Income From Operations	0.10

Net Asset Value, End of Period	$11.50

Total Return(3)	0.88%

Net Assets, End of Period (000s)	$499

Ratios to Average Net Assets:
Gross expenses(4)	116.88	%(5)
Net expenses(4)(6)	1.55	(5)
Net investment loss	(1.24	)(5)

Portfolio Turnover Rate	10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 29, 2006 (commencement of operations) to January 31, 2007.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(4)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(5)	Annualized.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 1.55%.

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       61

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31, unless otherwise noted:

	Class C Shares(1)

Legg Mason Partners Lifestyle Allocation 100%	2007(2)
Net Asset Value, Beginning of Year	$11.40

Income (Loss) From Operations:
Net investment loss	(0.00	)(3)
Net realized and unrealized gain	0.10

Total Income From Operations	0.10

Net Asset Value, End of Year	$11.50

Total Return(4)	0.88%

Net Assets, End of Year (000s)	$895

Ratios to Average Net Assets:
Gross expenses(5)	116.88	%(6)
Net expenses(5)(7)	1.55	(6)
Net investment loss	(0.42	)(6)

Portfolio Turnover Rate	10%

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the period December 29, 2006 (commencement of operations) to January 31, 2007.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(6)	Annualized.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 1.55%.

See Notes to Financial Statements.

62       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class A Shares(1)

Legg Mason Partners Lifestyle Allocation 85%	2007		2006		2005	2004	2003
Net Asset Value, Beginning of Year	$15.36		$13.80		$13.31	$9.22	$12.12

Income (Loss) From Operations:
Net investment income (loss)(2)	0.06		(0.00	)(3)	(0.01)	0.00 (3)	(0.01)
Net realized and unrealized gain (loss)	1.14		1.56		0.50	4.09	(2.89)

Total Income (Loss) From Operations	1.20		1.56		0.49	4.09	(2.90)

Less Distributions From:
Net investment income	(0.04)		—		—	—	—

Total Distributions	(0.04)		—		—	—	—

Net Asset Value, End of Year	$16.52		$15.36		$13.80	$13.31	$9.22

Total Return(4)	7.82%		11.30%		3.68%	44.36%	(23.93)%

Net Assets, End of Year (000s)	$491,940		$464,856		$415,122	$358,644	$258,430

Ratios to Average Net Assets:
Gross expenses(5)	0.90	%(6)	1.03%		1.00%	1.15%	1.35%
Net expenses(5)(7)(8)	0.81	(6)	0.80		0.79	0.80	0.80
Net investment income (loss)	0.37		(0.01)		(0.04)	0.04	(0.07)

Portfolio Turnover Rate	79%		47%		4%	4%	0%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 0.85% and 0.77%, respectively (Note 12).

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 0.80%.

(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       63

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class B Shares(1)

Legg Mason Partners Lifestyle Allocation 85%	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.76		$13.36	$12.99	$9.06	$12.01

Income (Loss) From Operations:
Net investment loss(2)	(0.06)		(0.11)	(0.10)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	1.10		1.51	0.47	4.01	(2.86)

Total Income (Loss) From Operations	1.04		1.40	0.37	3.93	(2.95)

Net Asset Value, End of Year	$15.80		$14.76	$13.36	$12.99	$9.06

Total Return(3)	7.05%		10.48%	2.85%	43.38%	(24.56)%

Net Assets, End of Year (000s)	$159,423		$200,934	$234,734	$278,172	$206,591

Ratios to Average Net Assets:
Gross expenses(4)	1.67	%(5)	1.81%	1.79%	1.82%	2.01%
Net expenses(4)(6)(7)	1.53	(5)	1.55	1.54	1.55	1.55
Net investment loss	(0.39)		(0.78)	(0.82)	(0.71)	(0.82)

Portfolio Turnover Rate	79%		47%	4%	4%	0%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 1.63% and 1.49%, respectively (Note 12).

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 1.55%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

64       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class C Shares(1)

Legg Mason Partners Lifestyle Allocation 85%	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$14.87		$13.44	$13.04	$9.08	$12.01

Income (Loss) From Operations:
Net investment loss(2)	(0.03)		(0.08)	(0.08)	(0.05)	(0.08)
Net realized and unrealized gain (loss)	1.10		1.51	0.48	4.01	(2.85)

Total Income (Loss) From Operations	1.07		1.43	0.40	3.96	(2.93)

Net Asset Value, End of Year	$15.94		$14.87	$13.44	$13.04	$9.08

Total Return(3)	7.20%		10.64%	3.07%	43.61%	(24.40)%

Net Assets, End of Year (000s)	$29,079		$36,142	$42,829	$42,824	$31,232

Ratios to Average Net Assets:
Gross expenses(4)	1.37	%(5)	1.39%	1.38%	1.30%	1.47%
Net expenses(4)(6)	1.34	(5)(7)	1.39	1.36 (7)	1.30	1.47
Net investment loss	(0.19)		(0.61)	(0.63)	(0.46)	(0.75)

Portfolio Turnover Rate	79%		47%	4%	4%	0%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 1.32% and 1.30%, respectively (Note 12).

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 1.55%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       65

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class A Shares(1)

Legg Mason Partners Lifestyle Allocation 70%	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$12.73		$11.89	$11.66	$8.75	$10.89

Income (Loss) From Operations:
Net investment income(2)	0.18		0.13	0.13	0.13	0.13
Net realized and unrealized gain (loss)	0.81		0.84	0.27	2.90	(2.12)

Total Income (Loss) From Operations	0.99		0.97	0.40	3.03	(1.99)

Less Distributions From:
Net investment income	(0.20)		(0.13)	(0.17)	(0.12)	(0.13)
Net realized gains	—		—	—	—	(0.02)

Total Distributions	(0.20)		(0.13)	(0.17)	(0.12)	(0.15)

Net Asset Value, End of Year	$13.52		$12.73	$11.89	$11.66	$8.75

Total Return(3)	7.77%		8.14%	3.40%	34.67%	(18.32)%

Net Assets, End of Year (000s)	$411,242		$393,641	$363,251	$321,089	$256,146

Ratios to Average Net Assets:
Gross expenses(4)	0.81	%(5)	0.86%	0.87%	0.93%	1.03%
Net expenses(4)(6)(7)	0.79	(5)	0.80	0.78	0.80	0.80
Net investment income	1.44		1.04	1.16	1.27	1.30

Portfolio Turnover Rate	92%		50%	5%	0%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	Does not include expenses of the Underlying Funds in which the Fund invest.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 0.77% and 0.75%, respectively. (Note 12)

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 0.80%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

66       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class B Shares(1)

Legg Mason Partners Lifestyle Allocation 70%	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$12.87		$12.02	$11.77	$8.82	$10.98

Income (Loss) From Operations:
Net investment income(2)	0.08		0.03	0.04	0.05	0.05
Net realized and unrealized gain (loss)	0.81		0.85	0.26	2.93	(2.13)

Total Income (Loss) From Operations	0.89		0.88	0.30	2.98	(2.08)

Less Distributions From:
Net investment income	(0.09)		(0.03)	(0.05)	(0.03)	(0.06)
Net realized gains	—		—	—	—	(0.02)

Total Distributions	(0.09)		(0.03)	(0.05)	(0.03)	(0.08)

Net Asset Value, End of Year	$13.67		$12.87	$12.02	$11.77	$8.82

Total Return(3)	6.92%		7.32%	2.58%	33.81%	(18.98)%

Net Assets, End of Year (000s)	$137,020		$184,791	$230,727	$306,251	$252,783

Ratios to Average Net Assets:
Gross expenses(4)	1.60	%(5)	1.65%	1.63%	1.60%	1.69%
Net expenses(4)(6)(7)	1.54	(5)	1.55	1.54	1.55	1.55
Net investment income	0.64		0.27	0.36	0.52	0.55

Portfolio Turnover Rate	92%		50%	5%	0%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 1.56% and 1.51%, respectively (Note 12).

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 1.55%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       67

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class C Shares(1)

Legg Mason Partners Lifestyle Allocation 70%	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$12.89		$12.03	$11.78	$8.83	$11.00

Income (Loss) From Operations:
Net investment income(2)	0.11		0.05	0.06	0.07	0.06
Net realized and unrealized gain (loss)	0.81		0.86	0.27	2.93	(2.15)

Total Income (Loss) From Operations	0.92		0.91	0.33	3.00	(2.09)

Less Distributions From:
Net investment income	(0.12)		(0.05)	(0.08)	(0.05)	(0.06)
Net realized gains	—		—	—	—	(0.02)

Total Distributions	(0.12)		(0.05)	(0.08)	(0.05)	(0.08)

Net Asset Value, End of Year	$13.69		$12.89	$12.03	$11.78	$8.83

Total Return(3)	7.15%		7.54%	2.79%	33.99%	(19.03)%

Net Assets, End of Year (000s)	$29,502		$35,251	$43,269	$44,950	$33,933

Ratios to Average Net Assets:
Gross expenses(4)	1.35	%(5)	1.38%	1.38%	1.38%	1.54%
Net expenses(4)(6)	1.32	(5)(7)	1.38	1.37 (7)	1.38	1.54
Net investment income	0.88		0.45	0.55	0.70	0.57

Portfolio Turnover Rate	92%		50%	5%	0%	1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 1.32% and 1.29%, respectively (Note 12).

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 1.55%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

68       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class A Shares(1)

Legg Mason Partners Lifestyle Allocation 50%	2007		2006	2005	2004		2003
Net Asset Value, Beginning of Year	$12.26		$11.95	$11.77	$9.86		$10.93

Income (Loss) From Operations:
Net investment income(2)	0.29		0.22	0.24	0.26		0.22
Net realized and unrealized gain (loss)	0.66		0.31	0.17	1.91		(0.99)

Total Income (Loss) From Operations	0.95		0.53	0.41	2.17		(0.77)

Less Distributions From:
Net investment income	(0.31)		(0.22)	(0.23)	(0.26)		(0.24)
Return of capital	—		—	—	(0.00	)(3)	(0.06)

Total Distributions	(0.31)		(0.22)	(0.23)	(0.26)		(0.30)

Net Asset Value, End of Year	$12.90		$12.26	$11.95	$11.77		$9.86

Total Return(4)	7.85%		4.49%	3.51%	22.32%		(7.12)%

Net Assets, End of Year (000s)	$245,674		$235,924	$226,769	$195,214		$164,473

Ratios to Average Net Assets:
Gross expenses(5)	0.72	%(6)	0.73%	0.73%	0.76%		0.81%
Net expenses(5)(7)	0.70	(6)(8)	0.73	0.72 (8)	0.76		0.80 (8)
Net investment income	2.37		1.86	2.02	2.40		2.12

Portfolio Turnover Rate	86%		45%	16%	1%		1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 0.68% and 0.67%, respectively (Note 12).

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 0.80%.

(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       69

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class B Shares(1)

Legg Mason Partners Lifestyle Allocation 50%	2007		2006	2005	2004		2003
Net Asset Value, Beginning of Year	$12.54		$12.21	$12.03	$10.08		$11.17

Income (Loss) From Operations:
Net investment income(2)	0.19		0.13	0.14	0.18		0.15
Net realized and unrealized gain (loss)	0.68		0.32	0.18	1.95		(1.02)

Total Income (Loss) From Operations	0.87		0.45	0.32	2.13		(0.87)

Less Distributions From:
Net investment income	(0.21)		(0.12)	(0.14)	(0.18)		(0.16)
Return of capital	—		—	—	(0.00	)(3)	(0.06)

Total Distributions	(0.21)		(0.12)	(0.14)	(0.18)		(0.22)

Net Asset Value, End of Year	$13.20		$12.54	$12.21	$12.03		$10.08

Total Return(4)	7.00%		3.71%	2.64%	21.39%		(7.79)%

Net Assets, End of Year (000s)	$75,776		$108,455	$135,612	$176,633		$160,381

Ratios to Average Net Assets:
Gross expenses(5)	1.52	%(6)	1.52%	1.52%	1.53%		1.52%
Net expenses(5)(7)	1.48	(6)(8)	1.52	1.51 (8)	1.53		1.52
Net investment income	1.53		1.03	1.19	1.63		1.40

Portfolio Turnover Rate	86%		45%	16%	1%		1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 1.49% and 1.46%, respectively (Note 12).

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 1.55%.

(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

70       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class C Shares(1)

Legg Mason Partners Lifestyle Allocation 50%	2007		2006	2005	2004		2003
Net Asset Value, Beginning of Year	$12.57		$12.23	$12.05	$10.09		$11.17

Income (Loss) From Operations:
Net investment income(2)	0.22		0.15	0.16	0.19		0.16
Net realized and unrealized gain (loss)	0.67		0.33	0.17	1.96		(1.02)

Total Income (Loss) From Operations	0.89		0.48	0.33	2.15		(0.86)

Less Distributions From:
Net investment income	(0.23)		(0.14)	(0.15)	0.19		(0.16)
Return of capital	—		—	—	(0.00	)(3)	(0.06)

Total Distributions	(0.23)		(0.14)	(0.15)	(0.19)		(0.22)

Net Asset Value, End of Year	$13.23		$12.57	$12.23	$12.05		$10.09

Total Return(4)	7.15%		3.93%	2.74%	21.53%		(7.71)%

Net Assets, End of Year (000s)	$26,921		$33,608	$39,570	$38,777		$28,972

Ratios to Average Net Assets:
Gross expenses(5)	1.34	%(6)	1.36%	1.41%	1.48%		1.43%
Net expenses(5)(7)	1.31	(6)(8)	1.36	1.40 (8)	1.48		1.43
Net investment income	1.73		1.21	1.32	1.69		1.51

Portfolio Turnover Rate	86%		45%	16%	1%		1%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)	Amount represents less than $0.01 per share.

(4)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(5)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 1.31% and 1.28%, respectively (Note 12).

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 1.55%.

(8)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       71

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class A Shares(1)

Legg Mason Partners Lifestyle Allocation 30%	2007		2006	2005		2004		2003
Net Asset Value, Beginning of Year	$11.48		$11.46	$11.35		$9.94		$10.59

Income (Loss) From Operations:
Net investment income(2)	0.37		0.33	0.35		0.36		0.32
Net realized and unrealized gain (loss)	0.34		0.02	0.09	(3)	1.42		(0.55)

Total Income (Loss) From Operations	0.71		0.35	0.44		1.78		(0.23)

Less Distributions From:
Net investment income	(0.38)		(0.33)	(0.33)		(0.37)		(0.34)
Net realized gains	—		—	—		—		(0.00	)(4)
Return of capital	—		—	—		(0.00	)(4)	(0.08)

Total Distributions	(0.38)		(0.33)	(0.33)		(0.37)		(0.42)

Net Asset Value, End of Year	$11.81		$11.48	$11.46		$11.35		$9.94

Total Return(5)	6.31%		3.13%	3.98	%(3)	18.28%		(2.18)%

Net Assets, End of Year (000s)	$80,005		$75,890	$72,141		$60,332		$51,769

Ratios to Average Net Assets:
Gross expenses(6)	0.75	%(7)	0.75%	0.73%		0.74%		0.77%
Net expenses(6)(8)	0.73	(7)(9)	0.75	0.72	(9)	0.74		0.77
Net investment income	3.23		2.87	3.13		3.40		3.12

Portfolio Turnover Rate	92%		56%	17%		7%		2%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)

Includes unrealized gain on investments not meeting the Fund’s investment guidelines. Excluding this item net realized and unrealized gain per share and total return would have been $0.06 and 3.71%, respectively.

(4)	Amount represents less than $0.01 per share.

(5)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(6)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 0.72% and 0.71%, respectively (Note 12).

(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 0.80%.

(9)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

72       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class B Shares(1)

Legg Mason Partners Lifestyle Allocation 30%	2007		2006	2005		2004		2003
Net Asset Value, Beginning of Year	$11.65		$11.62	$11.50		$10.08		$10.72

Income (Loss) From Operations:
Net investment income(2)	0.31		0.27	0.29		0.31		0.27
Net realized and unrealized gain (loss)	0.34		0.03	0.10	(3)	1.43		(0.55)

Total Income (Loss) From Operations	0.65		0.30	0.39		1.74		(0.28)

Less Distributions From:
Net investment income	(0.32)		(0.27)	(0.27)		(0.32)		(0.28)
Net realized gains	—		—	—		—		(0.00	)(4)
Return of capital	—		—	—		(0.00	)(4)	(0.08)

Total Distributions	(0.32)		(0.27)	(0.27)		(0.32)		(0.36)

Net Asset Value, End of Year	$11.98		$11.65	$11.62		$11.50		$10.08

Total Return(5)	5.65%		2.62%	3.47	%(3)	17.53%		(2.57)%

Net Assets, End of Year (000s)	$22,559		$32,756	$39,253		$47,401		$42,027

Ratios to Average Net Assets:
Gross expenses(6)	1.28	%(7)	1.28%	1.27%		1.27%		1.29%
Net expenses(6)(8)	1.25	(7)(9)	1.28	1.26	(9)	1.27		1.29
Net investment income	2.67		2.31	2.54		2.88		2.61

Portfolio Turnover Rate	92%		56%	17%		7%		2%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)

Includes unrealized gain on investments not meeting the Fund’s investment guidelines. Excluding this item net realized and unrealized gain per share and total return would have been $0.07 and 3.11%, respectively.

(4)	Amount represents less than $0.01 per share.

(5)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(6)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 1.25% and 1.23%, respectively (Note 12).

(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 1.30%.

(9)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       73

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class C Shares(1)

Legg Mason Partners Lifestyle Allocation 30%	2007		2006	2005		2004		2003
Net Asset Value, Beginning of Year	$11.63		$11.59	$11.48		$10.06		$10.71

Income (Loss) From Operations:
Net investment income(2)	0.32		0.28	0.30		0.31		0.28
Net realized and unrealized gain (loss)	0.34		0.04	0.09	(3)	1.44		(0.56)

Total Income (Loss) From Operations	0.66		0.32	0.39		1.75		(0.28)

Less Distributions From:
Net investment income	(0.32)		(0.28)	(0.28)		(0.33)		(0.29)
Net realized gains	—		—	—		—		(0.00	)(4)
Return of capital	—		—	—		(0.00	)(4)	(0.08)

Total Distributions	(0.32)		(0.28)	(0.28)		(0.33)		(0.37)

Net Asset Value, End of Year	$11.97		$11.63	$11.59		$11.48		$10.06

Total Return(5)	5.80%		2.77%	3.42	%(3)	17.65%		(2.58)%

Net Assets, End of Year (000s)	$5,849		$7,303	$9,615		$9,174		$7,472

Ratios to Average Net Assets:
Gross expenses(6)	1.25	%(7)	1.16%	1.22%		1.34%		1.23%
Net expenses(6)(8)	1.22	(7)(9)	1.16	1.22	(9)	1.25	(9)	1.23
Net investment income	2.72		2.42	2.61		2.89		2.69

Portfolio Turnover Rate	92%		56%	17%		7%		2%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)

Includes unrealized gain on investments not meeting the Fund’s investment guidelines. Excluding this item net realized and unrealized gain per share and total return would have been $0.06 and 3.16%, respectively.

(4)	Amount represents less than $0.01 per share.

(5)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(6)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(7)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 1.22% and 1.20%, respectively (Note 12).

(8)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 1.25%.

(9)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

74       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class A Shares(1)

Legg Mason Partners Lifestyle Income Fund	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.19		$10.36	$10.34	$9.59	$9.95

Income (Loss) From Operations:
Net investment income(2)	0.48		0.43	0.41	0.43	0.42
Net realized and unrealized gain (loss)	0.09		(0.19)	0.02	0.79	(0.24)

Total Income From Operations	0.57		0.24	0.43	1.22	0.18

Less Distributions From:
Net investment income	(0.49)		(0.41)	(0.41)	(0.43)	(0.46)
Return of capital	—		—	—	(0.04)	(0.08)

Total Distributions	(0.49)		(0.41)	(0.41)	(0.47)	(0.54)

Net Asset Value, End of Year	$10.27		$10.19	$10.36	$10.34	$9.59

Total Return(3)	5.75%		2.42%	4.26%	13.02%	2.00%

Net Assets, End of Year (000s)	$34,371		$36,992	$33,291	$27,538	$22,612

Ratios to Average Net Assets:
Gross expenses(4)	0.86	%(5)	0.82%	0.80%	0.77%	0.82%
Net expenses(4)(6)	0.81	(5)(7)	0.80 (7)	0.79 (7)	0.77	0.80 (7)
Net investment income	4.70		4.18	4.04	4.34	4.36

Portfolio Turnover Rate	76%		42%	3%	4%	5%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 0.83% and 0.79%, respectively (Note 12).

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 0.80%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       75

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class B Shares(1)

Legg Mason Partners Lifestyle Income Fund	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.29		$10.45	$10.42	$9.66	$10.02

Income (Loss) From Operations:
Net investment income(2)	0.43		0.38	0.36	0.38	0.37
Net realized and unrealized gain (loss)	0.10		(0.18)	0.02	0.80	(0.24)

Total Income From Operations	0.53		0.20	0.38	1.18	0.13

Less Distributions From:
Net investment income	(0.44)		(0.36)	(0.35)	(0.38)	(0.41)
Return of capital	—		—	—	(0.04)	(0.08)

Total Distributions	(0.44)		(0.36)	(0.35)	(0.42)	(0.49)

Net Asset Value, End of Year	$10.38		$10.29	$10.45	$10.42	$9.66

Total Return(3)	5.27%		1.97%	3.76%	12.43%	1.44%

Net Assets, End of Year (000s)	$8,743		$12,992	$15,982	$20,863	$19,320

Ratios to Average Net Assets:
Gross expenses(4)	1.43	%(5)	1.44%	1.36%	1.32%	1.37%
Net expenses(4)(6)(7)	1.29	(5)	1.30	1.29	1.30	1.30
Net investment income	4.22		3.63	3.49	3.80	3.85

Portfolio Turnover Rate	76%		42%	3%	4%	5%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 1.40% and 1.27%, respectively (Note 12).

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class B shares will not exceed 1.30%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

76       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended January 31:

	Class C Shares(1)

Legg Mason Partners Lifestyle Income Fund	2007		2006	2005	2004	2003
Net Asset Value, Beginning of Year	$10.28		$10.44	$10.41	$9.65	$10.01

Income (Loss) From Operations:
Net investment income(2)	0.44		0.38	0.37	0.38	0.38
Net realized and unrealized gain (loss)	0.09		(0.17)	0.02	0.80	(0.24)

Total Income From Operations	0.53		0.21	0.39	1.18	0.14

Less Distributions From:
Net investment income	(0.44)		(0.37)	(0.36)	(0.38)	(0.42)
Return of capital	—		—	—	(0.04)	(0.08)

Total Distributions	(0.44)		(0.37)	(0.36)	(0.42)	(0.50)

Net Asset Value, End of Year	$10.37		$10.28	$10.44	$10.41	$9.65

Total Return(3)	5.32%		2.03%	3.81%	12.49%	1.49%

Net Assets, End of Year (000s)	$1,775		$2,602	$3,207	$3,225	$2,844

Ratios to Average Net Assets:
Gross expenses(4)	1.49	%(5)	1.50%	1.46%	1.51%	1.62%
Net expenses(4)(6)(7)	1.24	(5)	1.25	1.24	1.25	1.25
Net investment income	4.27		3.69	3.56	3.84	3.93

Portfolio Turnover Rate	76%		42%	3%	4%	5%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Net investment income per share includes short-term capital gain distributions, if any, from Underlying Funds.

(3)

Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(4)	The expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

(5)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees the gross and net expense ratios would have been 1.46% and 1.22%, respectively (Note 12).

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 1.25%.

(7)	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       77

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Legg Mason Partners Lifestyle Allocation 100% (“Allocation 100%”), Legg Mason Partners Lifestyle Allocation 85% (“Allocation 85%”) (formerly known as High Growth Fund), Legg Mason Partners Lifestyle Allocation 70% (“Allocation 70%”) (formerly known as Growth Fund), Legg Mason Partners Lifestyle Allocation 50% (“Allocation 50%”) (formerly known as Balanced Fund), Legg Mason Partners Lifestyle Allocation 30% (“Allocation 30%”) (formerly known as Conservative Fund) and Legg Mason Partners Lifestyle Income Fund (“Income Fund”) (formerly known as Income Fund) collectively, (the “Funds”) are separate investment funds of Legg Mason Partners Lifestyle Series, Inc. (formerly known as Smith Barney Allocation Series Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a non-diversified open-end management investment company. The Funds invest in other mutual funds (“Underlying Funds”) which are affiliated with Legg Mason, Inc. (“Legg Mason”). The financial statements and financial highlights for the Underlying Funds are presented in a separate shareholder report for each respective Underlying Fund.

The following are significant accounting policies consistently followed by the Funds and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Short-term obligations maturing within 60 days are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Net investment income distributions and short-term capital gain distributions from the Underlying Funds are recorded on the ex-dividend date as investment income. Long-term capital gain distributions from Underlying Funds are recorded on the ex-dividend date as realized gains. Interest income is recorded on an accrual basis. The cost of investments sold is determined by use of the specific identification method.

78       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Notes to Financial Statements (continued)

(d) Distributions to Shareholders. The Allocation 50% and Allocation 30% Funds distribute net investment income quarterly and capital gains, if any, at least annually. The Income Fund distributes net investment income monthly and capital gains, if any, at least annually. In addition, the Allocation 100%, Allocation 85% and Allocation 70% Funds distribute net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Funds on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Funds’ policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Funds intend to distribute substantially all of their income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Funds’ financial statements.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Fund			Overdistributed/ Undistributed Net Investment Income	Paid-in Capital
Allocation 100%	(a	)	$110	$(110)

Allocation 85%	(b	)	204,992	(204,992)

Allocation 70%	(b	)	142,618	(142,618)

Allocation 50%	(b	)	63,304	(63,304)

Allocation 30%	(b	)	18,513	(18,513)

Income Fund	(b	)	7,374	(7,374)

(a)	Reclassifications are primarily due to non-deductible 12b-1 fees.

(b)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

2. Investment Management Agreement and Other Transactions with Affiliates

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, acted as the investment manager of the Funds. Under the investment management agreement, each Fund paid an investment management fee calculated at an annual rate of 0.20% of each respective Fund’s average daily net assets. This fee is calculated daily and paid monthly.

In addition, the Funds indirectly paid management and/or administration fees to SBFM and TIMCO Asset Management, Inc. (“TIMCO”), also an indirect wholly-owned subsidiary of Legg Mason, as a shareholder in the Underlying Funds. These administration and management fees combined, ranged from 0.41% to 1.00% of the average daily net assets of the Underlying Funds.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Funds’ investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became each Fund’s subadviser. The portfolio manager who is responsible for the day-to-day management of the Funds remained the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.

LMPFA provides administrative and certain oversight services to the Funds. LMPFA has delegated to the subadviser the day-to-day portfolio management of the Funds, except, in certain cases, for the management of cash and short-term

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       79

Notes to Financial Statements (continued)

investments. Each Fund’s investment management fee remains unchanged. For its services, LMPFA pays ClearBridge 70% of the net management fee it receives from the Funds.

During the year ended January 31, 2007, the Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50% Funds’ Class A, B, and C shares had expense limitations in place of 0.80%, 1.55% and 1.55%, respectively, of the average daily net assets of each class. During the year ended January 31, 2007, the Allocation 30% and Income Fund Class A, B and C shares had expense limitations in place of 0.80%, 1.30% and 1.25%, respectively, of the average daily net assets of each class. During the year ended January 31, 2007, the Manager waived a portion of its fee in the amount of $15,289, $13,427, $8,387, $2,574 and $1,171 for Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30% and Income Fund, respectively. In addition, during the year ended January 31, 2007, Allocation 85%, Allocation 70%, Allocation 50%, Allocation 30%, Income Fund and Allocation 100% were reimbursed for expenses in the amounts of $658,712, $184,015, $80,409, $20,815, 36,306 and $ 19,451, respectively.

Citigroup Global Markets Inc. (“CGM”), PFS Investments Inc. (“PFS”) and Legg Mason Investor Services, LLC (“LMIS”) serve as distributors of the Funds. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.

For Allocation 100%, Allocation 85%, Allocation 70% and Allocation 50%, there is a maximum initial sales charge of 5.75% for Class A shares. For the Allocation 30% and Income Fund, there is a maximum initial sales charge of 4.25% for Class A shares. Effective November 20, 2006, the maximum initial sales charges increased from 5.00% to 5.75% for Class A shares of Allocation 85%, Allocation 70% and Allocation 50%, for shares purchased on or after that date. In addition, the maximum initial sales charges decreased from 4.50% to 4.25% for Class A shares of Allocation 30% and Income Fund, for shares purchased on or after that date. The Allocation 85%, Allocation 70%, Allocation 50% and Allocation 100% have a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. The Allocation 30% and Income Fund have a CDSC of 4.50% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate for Allocation 85%, Allocation 50% and Allocation 100% and $500,000 in the aggregate for Allocation 30% and Income Fund. These purchases do not incur an initial sales charge.

For the year ended January 31, 2007, LMIS and its affiliates received sales charges on sales of the Funds’ Class A shares. In addition, for the year ended January 31, 2007, CDSCs paid to LMIS and its affiliates were approximately:

	Sales Charges		CDSCs
	Class A		Class B	Class C
Allocation 100%	$0	*	—	—
Allocation 85%	5,000		$20,000	$2,000
Allocation 70%	6,000		33,000	3,000
Allocation 50%	3,000		22,000	2,000
Allocation 30%	2,000		14,000	0	*
Income Fund	0	*	5,000	0	*

*	Amount represents less than $1,000.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

80       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Notes to Financial Statements (continued)

3. Investments

During the year ended January 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

	Purchases	Sales
Allocation 100%	$1,302,155	$63,869
Allocation 85%	530,880,028	582,778,492
Allocation 70%	533,386,822	586,027,128
Allocation 50%	304,593,920	348,763,825
Allocation 30%	100,818,606	111,360,987
Income Fund	36,003,249	43,827,292

At January 31, 2007 the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Fund	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Allocation 100%	$4,850	$(118)	$4,732
Allocation 85%	117,683,934	(235,345)	117,448,589
Allocation 70%	46,274,926	(477,947)	45,796,979
Allocation 50%	15,634,279	(500,629)	15,133,650
Allocation 30%	3,107,251	(232,494)	2,874,757
Income Fund	191,334	(485,021)	(293,687)

4. Class Specific Expenses

The Funds have adopted a Rule 12b-1 distribution plan and under that plan the Funds pay a service fee with respect to their Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. In addition, the Allocation 100%, Allocation 85%, Allocation 70%, and Allocation 50% each pay a distribution fee with respect to their Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. The Allocation 30% and Income Fund each pay a distribution fee with respect to their Class B and C shares calculated at the annual rate of 0.50% and 0.45%, respectively, of the average daily net assets of each class. Distribution fees are accrued daily and paid monthly.

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       81

Notes to Financial Statements (continued)

For the year ended January 31, 2007, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Allocation 100%*
Class A	$20	$65	$35
Class B	24	33	11
Class C	66	17	29

Total	$110	$115	$75

Allocation 85%
Class A	$1,162,723	$1,664,298	$102,034
Class B	1,733,920	660,684	46,199
Class C	315,302	27,895	4,424

Total	$3,211,945	$2,352,877	$152,657

Allocation 70%
Class A	$984,277	$1,103,195	$75,118
Class B	1,545,356	490,047	36,293
Class C	312,754	25,513	3,549

Total	$2,842,387	$1,618,755	$114,960

Allocation 50%
Class A	$596,184	$446,208	$28,461
Class B	877,719	206,120	15,745
Class C	291,706	19,712	2,692

Total	$1,765,609	$672,040	$46,898

Allocation 30%
Class A	$192,640	$127,635	$7,375
Class B	196,110	52,959	3,916
Class C	45,143	13,806	846

Total	$433,893	$194,400	$12,137

Income Fund
Class A	$87,305	$57,254	$2,981
Class B	76,773	23,136	1,698
Class C	15,004	7,090	384

Total	$179,082	$87,480	$5,063

*	For the period December 29, 2006 (commencement of operations) to January 31, 2007.

82       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Notes to Financial Statements (continued)

5. Distributions to Shareholders by Class

Allocation 85%	Year Ended January 31, 2007	Year Ended January 31, 2006
Net Investment Income
Class A	$1,200,002	—

Total	$1,200,002	—

Allocation 70%
Net Investment Income
Class A	$5,880,791	$3,870,998
Class B	910,887	426,365
Class C	262,211	130,720

Total	$7,053,889	$4,428,083

Allocation 50%
Net Investment Income
Class A	$5,901,395	$4,274,344
Class B	1,354,624	1,124,869
Class C	504,314	398,970

Total	$7,760,333	$5,798,183

Allocation 30%
Net Investment Income
Class A	$2,538,287	$2,191,470
Class B	681,005	813,477
Class C	176,056	202,650

Total	$3,395,348	$3,207,597

Income Fund
Net Investment Income
Class A	$1,666,911	$1,463,646
Class B	425,751	499,304
Class C	90,737	104,934

Total	$2,183,399	$2,067,884

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       83

Notes to Financial Statements (continued)

6.	Capital Shares

At January 31, 2007, the Company had 6.1 billion shares of capital stock authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Funds and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class within each Fund were as follows:

	Year Ended January 31, 2007		Year Ended January 31, 2006
Allocation 100%*	Shares	Amount	Shares	Amount
Class A
Shares sold	37,171	$425,439	—	—

Net Increase	37,171	$425,439	—	—

Class B
Shares sold	43,394	$498,691	—	—
Shares repurchased	(4)	(47)	—	—

Net Increase	43,390	$498,644	—	—

Class C
Shares sold	77,871	$892,882	—	—

Net Increase	77,871	$892,882	—	—

Allocation 85%
Class A
Shares sold	4,466,686	$68,981,429	5,248,388	$74,505,377
Shares issued on reinvestment	73,357	1,192,788	—	—
Shares repurchased	(5,026,944)	(77,690,980)	(5,068,059)	(72,323,207)

Net Increase (Decrease)	(486,901)	$(7,516,763)	180,329	$2,182,170

Class B
Shares sold	908,085	$13,401,498	1,186,935	$16,253,626
Shares repurchased	(4,431,022)	(65,408,667)	(5,143,614)	(70,460,643)

Net Decrease	(3,522,937)	$(52,007,169)	(3,956,679)	$(54,207,017)

Class C
Shares sold	221,901	$3,313,974	325,626	$4,480,661
Shares repurchased	(829,046)	(12,366,384)	(1,082,479)	(14,877,149)

Net Decrease	(607,145)	$(9,052,410)	(756,853)	$(10,396,488)

Allocation 70%
Class A
Shares sold	5,154,204	$66,234,123	5,870,025	$71,128,014
Shares issued on reinvestment	437,570	5,820,309	306,265	3,824,850
Shares repurchased	(6,095,517)	(78,114,836)	(5,809,347)	(70,760,809)

Net Increase (Decrease)	(503,743)	$(6,060,404)	366,943	$4,192,055

Class B
Shares sold	911,478	$11,773,245	1,182,497	$14,451,843
Shares issued on reinvestment	67,039	903,086	33,338	421,387
Shares repurchased	(5,315,067)	(68,680,151)	(6,057,535)	(73,962,949)

Net Decrease	(4,336,550)	$(56,003,820)	(4,841,700)	$(59,089,719)

Class C
Shares sold	267,170	$3,475,607	360,623	$4,412,728
Shares issued on reinvestment	18,322	246,968	9,814	124,149
Shares repurchased	(866,157)	(11,260,809)	(1,232,178)	(15,067,215)

Net Decrease	(580,665)	$(7,538,234)	(861,741)	$(10,530,338)

*	For the period December 29, 2006 (commencement of operations) to January 31, 2007.

84       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Notes to Financial Statements (continued)

	Year Ended January 31, 2007		Year Ended January 31, 2006
Allocation 50%	Shares	Amount	Shares	Amount
Class A
Shares sold	3,942,119	$48,670,727	3,916,570	$47,087,090
Shares issued on reinvestment	466,372	5,815,636	348,982	4,199,604
Shares repurchased	(4,598,587)	(56,782,385)	(4,011,685)	(48,321,902)

Net Increase (Decrease)	(190,096)	$(2,296,022)	253,867	$2,964,792

Class B
Shares sold	506,457	$6,390,446	751,673	$9,220,098
Shares issued on reinvestment	104,061	1,330,774	89,582	1,104,835
Shares repurchased	(3,515,620)	(44,273,211)	(3,300,990)	(40,546,402)

Net Decrease	(2,905,102)	$(36,551,991)	(2,459,735)	$(30,221,469)

Class C
Shares sold	222,789	$2,839,951	331,176	$4,075,080
Shares issued on reinvestment	34,951	447,762	28,956	357,600
Shares repurchased	(896,542)	(11,344,753)	(921,181)	(11,343,745)

Net Decrease	(638,802)	$(8,057,040)	(561,049)	$(6,911,065)

Allocation 30%
Class A
Shares sold	1,571,090	$18,054,558	1,786,564	$20,354,047
Shares issued on reinvestment	213,862	2,464,783	188,642	2,143,596
Shares repurchased	(1,619,441)	(18,605,138)	(1,661,473)	(18,976,907)

Net Increase	165,511	$1,914,203	313,733	$3,520,736

Class B
Shares sold	178,266	$2,072,102	406,554	$4,703,463
Shares issued on reinvestment	56,891	665,099	68,615	791,092
Shares repurchased	(1,165,425)	(13,525,158)	(1,041,515)	(12,043,806)

Net Decrease	(930,268)	$(10,787,957)	(566,346)	$(6,549,251)

Class C
Shares sold	110,828	$1,291,463	131,672	$1,519,603
Shares issued on reinvestment	12,715	148,477	15,736	181,078
Shares repurchased	(262,660)	(3,063,302)	(348,827)	(4,024,809)

Net Decrease	(139,117)	$(1,623,362)	(201,419)	$(2,324,128)

Income Fund
Class A
Shares sold	733,852	$7,437,953	1,131,185	$11,585,938
Shares issued on reinvestment	155,265	1,573,296	134,788	1,377,308
Shares repurchased	(1,173,263)	(11,855,836)	(850,497)	(8,700,971)

Net Increase (Decrease)	(284,146)	$(2,844,587)	415,476	$4,262,275

Class B
Shares sold	80,791	$826,038	170,259	$1,763,258
Shares issued on reinvestment	37,930	388,089	44,528	459,359
Shares repurchased	(539,039)	(5,496,253)	(481,162)	(4,975,830)

Net Decrease	(420,318)	$(4,282,126)	(266,375)	$(2,753,213)

Class C
Shares sold	32,335	$330,296	66,210	$683,498
Shares issued on reinvestment	7,958	81,289	9,245	95,285
Shares repurchased	(122,290)	(1,247,776)	(129,393)	(1,333,629)

Net Decrease	(81,997)	$(836,191)	(53,938)	$(554,846)

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       85

Notes to Financial Statements (continued)

7. Income Tax Information and Distributions to Shareholders

Subsequent to the fiscal year end, the Income Fund made the following ordinary income distribution:

Record Date Payable Date	Class A	Class B	Class C
2/27/2007 2/28/2007	$0.041900	$0.037500	$0.037900

None of the other Funds made any distributions subsequent to the fiscal year end.

The tax character of distributions paid during the fiscal year ended January 31, 2007 was as follows:

	Allocation 85%	Allocation 70%	Allocation 50%	Allocation 30%	Income Fund
Total Ordinary Income	$1,200,002	$7,053,889	$7,760,333	$3,395,348	$2,183,399

For the fiscal year ended January 31, 2007, Legg Mason Partners Lifestyle Allocation 100% did not make any distributions.

The tax character of distributions paid during the fiscal year ended January 31, 2006 was as follows:

	Allocation 85%	Allocation 70%	Allocation 50%	Allocation 30%	Income Fund
Total Ordinary Income	—	$4,428,083	$5,798,183	$3,207,597	$2,067,884

As of January 31, 2007, the components of accumulated earnings on a tax basis were as follows:

	Allocation 100%		Allocation 85%		Allocation 70%
Undistributed ordinary income — net	$86		$14,894		$257,652
Undistributed long-term capital gains — net	—		22,456,918		—

Total undistributed earnings	$86		$22,471,812		$257,652
Capital loss carryforward*	—		—		(33,592,006)
Other book/tax temporary differences	—		(42,726	)(b)	(37,321	)(b)
Unrealized appreciation/(depreciation)	4,732	(a)	117,450,930		45,798,890

Total accumulated earnings/(losses) — net	$4,818		$139,880,016		$12,427,215

	Allocation 50%		Allocation 30%		Income Fund
Undistributed ordinary income — net	$308,739		$190,708		$88,375
Undistributed long-term capital gains — net	7,713,088		—		—

Total undistributed earnings	$8,021,827		$190,708		$88,375
Capital loss carryforward*	—		(2,888,200)		(3,764,999)
Other book/tax temporary differences	(23,945	)(c)	(7,454	)(c)	(2,436,359	)(d)
Unrealized appreciation/(depreciation)	15,133,650		2,874,757	(a)	(293,687	)(a)

Total accumulated earnings/(losses) — net	$23,131,532		$169,811		$(6,406,670)

*	During the taxable year ended January 31, 2007, Allocation 85% utilized $74,343,074, Allocation 70% utilized $72,988,388, Allocation 50% utilized $21,121,280 and Allocation 30% utilized $3,120,590 of each of their respective capital loss carryovers available from prior years. As of January 31, 2007, the Funds had the following net capital loss carryforwards remaining:

Year of Expiration	Allocation 70%	Allocation 30%	Income Fund
1/31/2009	—	—	$(656,502)
1/31/2012	—	—	(345,727)
1/31/2013	—	—	(95,670)
1/31/2014	$(33,592,006)	$(2,888,200)	(1,336,048)
1/31/2015	—	—	(1,331,052)

	$(33,592,006)	$(2,888,200)	$(3,764,999)

These amounts will be available to offset any future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)

Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized losses on foreign currency contracts and differences in the book/tax treatment of various items.

86       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Notes to Financial Statements (continued)

(c)	Other book/tax temporary differences are attributable primarily to the differences in the book/tax treatment of various items.

(d)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and differences in the book/tax treatment of various items.

8. Paid-in-Kind Redemptions

During the year ended January 31, 2007, Allocation 85% and Allocation 70% received securities in lieu of cash proceeds from the following Underlying Funds to satisfy redemptions:

Legg Mason Partners Funds, Inc. — Legg Mason Partners Large Cap Value Fund

Legg Mason Partners Small Cap Core Fund, Inc.

Subsequently, the securities were sold. The realized capital gains and losses from these securities sales are included in the statements of operations.

9. Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (‘‘SEC’’) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Funds’ prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the ‘‘Funds’’).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (‘‘Advisers Act’’). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (‘‘First Data’’), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (‘‘CAM’’), the Citigroup business unit that, at the time, included the Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       87

Notes to Financial Statements (continued)

and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Funds’ Board selected a new transfer agent for the Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Funds’ manager does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10. Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the ‘‘Defendants’’) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 8. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ manager and its affiliates to continue to render services to the Funds under its respective contracts.

*  *  *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (‘‘SBAM’’), which were then investment adviser or manager to certain of the Funds (the ‘‘Managers’’), substantially all of the mutual funds then managed by the Managers (the ‘‘Defendant Funds’’), and Board members of the Defendant Funds (collectively, the ‘‘Defendants’’). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the ‘‘Complaint’’) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed

88       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Notes to Financial Statements (continued)

claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (‘‘Second Amended Complaint’’) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the ‘‘Second Amended Complaint Defendants’’). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

11. Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, the Funds’ manager believes that this matter is not likely to have a material adverse effect on the Funds.

12. Special Shareholder Meeting and Reorganization

Shareholders of each Fund approved a number of initiatives designed to streamline and restructure the fund complex. These matters generally are expected to be implemented in 2007. As noted in the proxy materials, Legg Mason will pay for a portion of the costs related to these initiatives. The portions of the costs that are borne by each Fund will be recognized in the period during which the expense is incurred. Such expenses relate to obtaining shareholder votes for proposals presented in the proxy, the election of board members, retirement of board members, as well as printing, mailing, and soliciting proxies. The portions of these costs borne by each Fund and reflected in the Statement of Operations are deemed extraordinary and, therefore, not subject to expense limitation agreements, if applicable. See also “Additional Shareholder Information” at the end of this report.

13. Recent Accounting Pronouncements

During June 2006, the Financial Accounting Standards Board (‘‘FASB’’) issued FASB Interpretation 48 (‘‘FIN 48’’ or the ‘‘Interpretation’’), Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is

Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report       89

Notes to Financial Statements (continued)

‘‘more likely than not’’ to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006, which for these Funds will be February 1, 2007. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Funds has determined that adopting FIN 48 will not have a material impact on the Funds’ financial statements.

*  *  *

On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 Fair Value Measurements (‘‘FAS 157’’). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

90       Legg Mason Partners Lifestyle Series, Inc. 2007 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Lifestyle Series, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Legg Mason Partners Lifestyle Allocation 85% (formerly High Growth Portfolio), Legg Mason Partners Lifestyle Allocation 70% (formerly Growth Portfolio), Legg Mason Partners Lifestyle Allocation 50% (formerly Balanced Portfolio), Legg Mason Partners Lifestyle Allocation 30% (formerly Conservative Portfolio), Legg Mason Partners Lifestyle Income Fund (formerly Income Portfolio) and Legg Mason Partners Lifestyle Allocation 100%, each a series of Legg Mason Partners Lifestyle Series, Inc. (formerly Smith Barney Allocation Series Inc.), as of January 31, 2007, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of January 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Legg Mason Partners Lifestyle Allocation 85%, Legg Mason Partners Lifestyle Allocation 70%, Legg Mason Partners Lifestyle Allocation 50%, Legg Mason Partners Lifestyle Allocation 30%, Legg Mason Partners Lifestyle Income Fund and Legg Mason Partners Lifestyle Allocation 100%, as of January 31, 2007, and the results of their operations for the year or period then ended, changes in their net assets for each of the years or period in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

March 26, 2007

Legg Mason Partners Lifestyle Series, Inc.        91

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of Legg Mason Partners Lifestyle Series, Inc. (formerly known as Smith Barney Allocation Series Inc.) (“Company”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Company is set forth below. The Statement of Additional Information includes additional information about Company Directors and is available, without charge, upon request by calling Legg Mason Partners Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Walter E. Auch 6001 N. 62nd Place Paradise Valley, AZ 85253 Birth Year: 1921	Director	Since 2005	Retired	13	Director, Nicholas Applegate Funds; Director, UBS Funds; Director, US Bancorp Advisory Group, Trustee, Consulting Group Capital Markets Funds
H. John Ellis 858 East Crystal Downs Drive Frankfort, MI 49635 Birth Year: 1927	Director	Since 1996	Retired	13	Trustee, Consulting Group Capital Markets Funds
Armon E. Kamesar 7328 Country Club Drive LaJolla, CA 92037 Birth Year: 1927	Director	Since 1995	Chairman, TEC International; Trustee, U.S. Bankruptcy Court	13	Trustee, Consulting Group Capital Markets Funds
Stephen E. Kaufman c/o R. Jay Gerken Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1932	Director	Since 1995	Attorney	36	Trustee, Consulting Group Capital Markets Fund
John J. Murphy 123 Prospect Street Ridgewood, NJ 07450 Birth Year: 1944	Director	Since 2002	President, Murphy Capital Management	13	Director, Nicholas Applegate Funds; Trustee, Consulting Group Capital Markets Funds

Interested Directors:
R. Jay Gerken, CFA** Legg Mason & Co., LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Year of Birth: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason, Chairman of the Board, Trustee, or Director of 162 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason or its affiliates; Formerly, Chairman Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”) (from 2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (from 2002 to 2005)	162	None

92       Legg Mason Partners Lifestyle Series, Inc.

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Company	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Board Memberships Held by Director
Officers:
Robert Brault Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason. Formerly, Director of Internal Control for CAM U.S. Mutual Fund Administration (from 2002 to 2004); Director of Project Management & Information Systems for CAM U.S. Mutual Fund Administration (from 2000 to 2002)	N/A	N/A
Steven Bleiberg ClearBridge Advisors, LLC (“ClearBridge”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1959	Vice President and Investment Officer	Since 2003	Managing Director of Legg Mason or its predecessors; Managing Director and Chairman of the Global Equity Strategy Group, Credit Suisse Asset Management (from 1991 to 2003)	N/A	N/A
Andrew Purdy ClearBridge 100 First Stamford Place 7th Floor Stamford, CT 06902 Birth Year: 1969	Vice President and Investment Officer	Since 2001	Director of Legg Mason (from 2005-present); Vice President of Legg Mason or its predecessors (from 2000 to 2005)	N/A	N/A
Ted P. Becker Legg Mason 399 Park Avenue, New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance (since 2006); Managing Director of Compliance at Legg Mason (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason, LMPFA and certain affiliates (since 2006); Managing Director of Compliance Legg Mason or its predecessor (from 2002 to 2005); Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A
John Chiota Legg Mason 100 First Stamford Place, 5th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason (since 2004); Chief Anti-Money Laundering Compliance Officer with certain mutual funds associated with Legg Mason or its affiliates (since 2006); Prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A
Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Year of Birth: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A

*	Each Director and Officer serves until his or her successor has been duly elected and qualified.

**	Mr. Gerken is an “interested person” of the Company as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

Legg Mason Partners Lifestyle Series, Inc.        93

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders on a Company Level

On December 11, 2006, a Special Meeting of Shareholders was held to elect Board Members. The following table provides the number of votes cast for or withheld, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.

Election of Board Members†

Nominees	Votes For	Authority Withheld	Abstentions
Paul R Ades	91,703,284.605	2,112,343.302	0.000
Andrew L. Breech	91,746,141.458	2,069,486.449	0.000
Dwight B. Crane	91,638,924.764	2,176,703.143	0.000
Robert M. Frayn, Jr.	91,629,080.458	2,186,547.449	0.000
Frank G. Hubbard	91,605,558.105	2,210,069.802	0.000
Howard J. Johnson	91,647,712.243	2,167,915.664	0.000
David E. Maryatt	91,646,455.141	2,169,172.766	0.000
Jerome H. Miller	91,707,641.943	2,107,985.964	0.000
Ken Miller	91,775,467.386	2,040,160.521	0.000
John J. Murphy	91,696,255.910	2,119,371.997	0.000
Thomas T. Schlafly	91,788,519.209	2,027,108.698	0.000
Jerry A. Viscione	91,732,218.902	2,083,409.005	0.000
R. Jay Gerken, CFA	91,646,127.605	2,169,500.302	0.000

†	Board Members are elected by the shareholders of all of the series of the Company, of which each Fund is a series.

Results of a Special Meeting of Shareholders on a Fund Level

On December 11, 2006, a Special Meeting of Shareholders was held to revise fundamental investment policies of the Funds. The following tables provide the number of votes cast for or against, as well as the number of abstentions as to the matter voted on at the Special Meeting of Shareholders.

Revise Fundamental Investment Policies

Legg Mason Partners Lifestyle Allocation 85%

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	14,777,949.502	376,241.508	433,811.791	179,635.000
Underwriting	14,810,255.244	330,717.526	447,030.031	179,635.000
Lending	14,789,405.705	358,255.886	440,341.210	179,635.000
Issuing Senior Securities	14,810,190.435	316,466.400	461,345.966	179,635.000
Real Estate	14,820,144.692	315,468.647	452,389.462	179,635.000
Commodities	14,789,118.499	347,053.853	451,830.449	179,635.000
Converting Investment Objective from Fundamental to Non-Fundamental	14,713,537.336	395,717.746	478,747.719	179,635.000

Legg Mason Partners Lifestyle Allocation 70%

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	18,438,163.064	542,064.273	432,380.266	194,266.000
Underwriting	18,452,014.225	522,912.580	437,680.798	194,266.000
Lending	18,432,650.218	559,863.856	420,093.529	194,266.000
Issuing Senior Securities	18,513,668.542	480,507.455	418,431.606	194,266.000
Real Estate	18,494,357.903	498,032.338	420,217.362	194,266.000
Commodities	18,447,377.332	518,553.603	446,676.668	194,266.000
Converting Investment Objective from Fundamental to Non-Fundamental	18,401,922.209	591,683.408	419,001.986	194,266.000

94       Legg Mason Partners Lifestyle Series, Inc.

Additional Shareholder Information (unaudited) (continued)

Legg Mason Partners Lifestyle Allocation 50%

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	13,782,984.169	338,630.907	301,035.561	205,333.000
Underwriting	13,823,395.119	286,984.578	312,270.940	205,333.000
Lending	13,838,738.575	291,956.620	291,955.442	205,333.000
Issuing Senior Securities	13,836,035.196	302,911.100	283,704.341	205,333.000
Real Estate	13,804,744.327	309,391.435	308,514.875	205,333.000
Commodities	13,789,278.274	330,832.683	302,539.680	205,333.000
Converting Investment Objective from Fundamental to Non-Fundamental	13,754,287.173	360,026.899	308,336.565	205,333.000

Legg Mason Partners Lifestyle Allocation 30%

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	4,952,667.767	51,085.659	130,493.436	105,778.000
Underwriting	4,937,110.297	46,847.519	150,289.046	105,778.000
Lending	4,940,880.539	62,326.277	131,040.046	105,778.000
Issuing Senior Securities	4,936,626.733	63,061.137	134,558.992	105,778.000
Real Estate	4,930,030.150	48,435.666	135,781.046	105,778.000
Commodities	4,922,155.204	75,165.666	136,925.992	105,778.000
Converting Investment Objective from Fundamental to Non-Fundamental	4,901,356.736	67,819.659	165,070.467	105,778.000

Legg Mason Partners Lifestyle Income Fund

Items Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
Borrowing Money	2,516,323.623	27,435.387	32,402.650	23,648.000
Underwriting	2,525,061.749	18,697.261	32,402.650	23,648.000
Lending	2,531,987.970	20,227.387	23,946.303	23,648.000
Issuing Senior Securities	2,523,286.726	21,333.261	31,541.673	23,648.000
Real Estate	2,524,806.096	27,357.261	23,998.303	23,648.000
Commodities	2,515,801.087	28,766.900	31,593.673	23,648.000
Converting Investment Objective from Fundamental to Non-Fundamental	2,486,609.390	37,613.046	51,939.224	23,648.000

Legg Mason Partners Lifestyle Series, Inc.        95

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended January 31, 2007:

	Allocation 85%	Allocation 70%
Record Date:	12/28/2006	6/22/2006	12/28/2006
Payable Date:	12/29/2006	6/23/2006	12/29/2006

Ordinary Income: Qualified Dividend Income for Individuals	100.00%	1.08%	45.37%

Dividends Qualifying for the Dividends Received Deduction for Corporations	100.00%	38.75%	38.75%

Interest from Federal Obligations	3.67%	8.80%	8.80%

	Allocation 50%
Record Date:	3/30/2006	6/29/2006	9/28/2006	12/28/2006
Payable Date:	3/31/2006	6/30/2006	9/29/2006	12/29/2006

Ordinary Income: Qualified Dividend Income for Individuals	16.20%	23.95%	23.95%	23.95%

Dividends Qualifying for the Dividends Received Deduction for Corporations	22.68%	22.68%	22.68%	22.68%

Interest from Federal Obligations	9.71%	9.71%	9.71%	9.71%

	Allocation 30%
Record Date:	3/30/2006	6/29/2006	9/28/2006	12/28/2006
Payable Date:	3/31/2006	6/30/2006	9/29/2006	12/29/2006

Ordinary Income: Qualified Dividend Income for Individuals	8.03%	11.22%	11.22%	11.22%

Dividends Qualifying for the Dividends Received Deduction for Corporations	10.57%	10.57%	10.57%	10.57%

Interest from Federal Obligations	10.63%	10.63%	10.63%	10.63%

Income Fund
Record Date:	Monthly
Payable Date:	Monthly

Ordinary Income: Qualified Dividend Income for Individuals	3.16%

Dividends Qualifying for the Dividends Received Deduction for Corporations	3.07%

Interest from Federal Obligations	7.07%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

96       Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Lifestyle Series, Inc.

DIRECTORS Walter E. Auch H. John Ellis R. Jay Gerken, CFA Chairman Armon E. Kamesar Stephen E. Kaufman John J. Murphy

INVESTMENT MANAGER

Legg Mason Partners Fund Advisor, LLC

SUBADVISER

ClearBridge Advisors, LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough, Massachusetts 01581

INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Lifestyle Allocation 100%

Legg Mason Partners Lifestyle Allocation 85%

Legg Mason Partners Lifestyle Allocation 70%

Legg Mason Partners Lifestyle Allocation 50%

Legg Mason Partners Lifestyle Allocation 30%

Legg Mason Partners Lifestyle Income Fund

The Funds are separate investment funds of the Legg Mason Partners Lifestyle Series, Inc., a Maryland corporation.

LEGG MASON PARTNERS LIFESTYLE SERIES, INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on the Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Funds, shareholders can call Legg Mason Partners Shareholders Services at 1-800-451-2010.

Information on how the Funds voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Funds’ website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Partners Lifestyle Series, Inc., but it may also be used as sales literature.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest.

www.leggmason.com/InvestorServices

©2007 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD01278 3/07	SR07-295

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Armon E. Kamesar, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Kamesar as the Audit Committee’s financial expert. Mr. Kamesar is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending January 31, 2006 and January 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $122,200 in 2006 and $136,000 in 2007.

b) Audit-Related Fees. There were no fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Lifestyle Series, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in 2006 and $24,800 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Lifestyle Series, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Lifestyle Series, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Lifestyle Series, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Lifestyle Series, Inc. during the reporting period were $0 in 2007.

(h) Yes. Legg Mason Partners Lifestyle Series, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Lifestyle Series, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULES OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 10.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 11.	EXHIBITS.

(a)(1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Lifestyle Series, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Lifestyle Series, Inc.

Date: April 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Lifestyle Series, Inc.

Date: April 5, 2007

By:	/s/ Robert J. Brault
(Robert J. Brault)
Chief Financial Officer of
Legg Mason Partners Lifestyle Series, Inc.

Date: April 5, 2007